                                                   AHA INVESTMENT FUNDS, INC.

                                                   Annual Report to Shareholders

                                                   As of June 30, 1999

CONTENTS


--------------------------------------------------------------------------------
Portfolio of Investments                                                       1

   Full Maturity Fixed Income Portfolio
   Limited Maturity Fixed Income Portfolio
   Diversified Equity Portfolio
   Balanced Portfolio

Financial Statement                                                           55

Notes to Financial Statements                                                 59

Report of Independent Public Accountants                                      70

Manager Discussion and Performance Graph                                      72



--------------------------------------------------------------------------------

                      FULL MATURITY FIXED INCOME PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                                  JUNE 30, 1999

 SHARES OR
 PRINCIPAL
 LONG-TERM OBLIGATIONS                                     97.8%          MARKET VALUE
 U.S. GOVERNMENT AND AGENCY OBLIGATIONS                    62.0%
                       United States Treasury Bonds
$       1,950,000       10.750%   08/15/05                              $    2,425,313
          125,000        9.875%   11/15/15                                     170,274
        5,725,000        9.250%   02/15/16                                   7,442,500
        2,453,000        6.375%   08/15/27                                   2,506,659
          970,000        6.125%   11/15/27                                     961,210
          240,000        5.250%   11/15/28                                     212,475


                       United States Treasury Notes
          350,000        7.750%   12/31/99                                     354,485
          400,000        5.625%   11/30/00                                     401,000
           30,000        5.250%   08/15/03                                      29,484



                       United States Treasury Inflation Index Bonds
        1,327,111        3.375%   01/15/07                                   1,273,198
        1,254,782        3.625%   01/15/08                                   1,219,884
        2,229,306        3.625%   04/15/28                                   2,105,999
          636,773        3.875%   04/15/29                                     628,614


                       United States Treasury Strips
        2,575,000        0.000%   11/15/04                                   1,879,235
          410,000        0.000%   02/15/23                                      96,238


       THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL
                             PART OF THIS SCHEDULE.

                            PORTFOLIO OF INVESTMENTS


 SHARES OR
 PRINCIPAL
 LONG-TERM OBLIGATIONS (CONTINUED)                                        MARKET VALUE
 U.S. GOVERNMENT AND AGENCY OBLIGATIONS (CONTINUED)
                       Federal Home Loan Mortgage Corporation
$          77,909        8.750%   04/01/09                              $       78,965
           50,828       10.500%   01/01/10                                      55,004
        2,359,462        5.500%   02/01/14                                   2,238,537
          213,601        9.300%   04/15/19                                     221,950
          426,042        7.000%   06/15/21                                     429,674
          797,578        7.000%   09/15/21                                     802,161
          300,498        7.000%   05/01/24                                     298,680
        1,200,000        6.500%   07/01/29                                   1,160,256
          300,000        7.000%   07/01/29                                     297,189
          320,000        7.500%   07/01/29                                     323,802
          190,000        6.000%   08/01/29                                     179,016

                       Federal National Mortgage Association
                       (mortgage-backed securities)
          231,950        7.500%   03/25/03                                     235,981
          300,000        6.000%   07/01/14                                     289,968
          407,995        9.500%   07/25/19                                     430,514
          311,744        7.600%   11/25/19                                     318,145
          350,000        6.500%   02/25/20                                     345,774
          323,050        6.500%   09/25/20                                     319,549
          365,350        8.500%   09/25/20                                     377,992
          385,422        7.000%   10/25/20                                     388,068
          701,330        7.000%   01/25/21                                     702,116
          566,030        8.000%   02/25/21                                     577,487
          700,000        7.000%   03/25/21                                     704,701
          416,985        8.500%   09/25/21                                     431,917


       THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL
                             PART OF THIS SCHEDULE.

                            PORTFOLIO OF INVESTMENTS


 SHARES OR
 PRINCIPAL
 LONG-TERM OBLIGATIONS (CONTINUED)                                        MARKET VALUE
 U.S. GOVERNMENT AND AGENCY OBLIGATIONS (CONTINUED)
                       Federal National Mortgage Association- (Continued)
                       (mortgage-backed securities)
$         373,864        7.000%   06/25/22                              $      374,098
          138,229        9.500%   02/01/25                                     147,766
        2,310,000        6.000%   07/01/29                                   2,173,571
        4,600,000        6.500%   07/01/29                                   4,443,324
        1,500,000        7.000%   07/01/29                                   1,484,070
          680,000        7.500%   07/01/29                                     687,439


                       Government National Mortgage Association
                       (mortgage-backed securities)
          219,062        9.500%   12/15/17                                     236,530
          830,000        6.000%   07/01/29                                     775,793
          574,000        6.500%   07/01/29                                     552,653
          900,000        7.500%   07/01/29                                     909,000


                       Sally Mae Floating Rate Note
          792,161        5.090%   04/25/06                                     788,041
                                                                               -------


 TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS                               45,486,299


       THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL
                             PART OF THIS SCHEDULE.

                            PORTFOLIO OF INVESTMENTS

 SHARES OR
 PRINCIPAL
 LONG-TERM OBLIGATIONS (CONTINUED)                                        MARKET VALUE
 ASSET BACKED OBLIGATIONS                                  10.9%
                       Capital Equipment Trust
$         411,145        6.280%   06/15/00  Series 1996-1               $      411,916

                       Chase Commingled Mortgage Security
          508,000        7.370%   02/19/07  Series 1997- A2                    520,680

                       Chevy Chase Home Loan
          243,676        7.150%   05/15/15  Series 1996-1                      245,274

                       Contimortgage Home Equity Loan
          250,000        7.280%   04/25/14                                     252,074
          300,000        6.630%   12/15/20                                     299,234
          300,000        7.090%   04/15/28                                     302,993
          250,000        7.120%   08/15/28                                     248,771

                       DLJ Commercial Mortgage Corporation
          677,681        5.880%   11/12/31                                     654,622

                       Fairbanks Capital Mortgage
          500,000        5.810%   05/25/28                                     500,000

                       Ford Motor Credit Company
          180,000        7.700%   05/15/97 Series 1995-A                       180,442
        1,075,000        6.500%   08/15/02 Series 1995-A                     1,084,326
          250,000        9.220%   09/15/21 Series 1996-A                       292,412
           30,000        6.625%   10/01/28                                      27,253


       THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL
                             PART OF THIS SCHEDULE.

                            PORTFOLIO OF INVESTMENTS


 SHARES OR
 PRINCIPAL
 LONG-TERM OBLIGATIONS (CONTINUED)                                        MARKET VALUE
 ASSET BACKED OBLIGATIONS (CONTINUED)
                       Green Tree Financial Corporation
$         300,000        5.816%   07/15/03                               $     299,813
          196,747        6.900%   02/15/04                                     196,349
          215,143        7.850%   07/15/04                                     216,500
          375,000        6.900%   04/15/27                                     378,981
          375,000        6.760%   07/15/29                                     377,784

                       Household Automobile Revenue Trust
          490,000        5.719%   05/17/02                                     491,134

                       Keystone Owner Trust
           69,679        6.620%   11/25/08 Series 1998-P1                       69,679

                       Nomura Asset Securities Corporation
          200,000        7.120%   04/13/36 Series 1996-M                       202,005

                       Resolution Trust Corporation
        1,800,000        0.000%   10/15/19                                     488,725

                       Rural Housing Trust
           22,882        3.330%   04/01/26 Series 1987-1                        22,396

                       Standard Credit Card Trust Series 1993-2
           65,000        8.250%   11/07/01                                      67,691

                       U.S. West Capital Funding
          200,000        5.546%   06/15/00                                     199,916
                                                                               -------
         TOTAL ASSET BACKED OBLIGATIONS                                      8,030,970

       THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL
                             PART OF THIS SCHEDULE.

                            PORTFOLIO OF INVESTMENTS


 SHARES OR
 PRINCIPAL
 LONG-TERM OBLIGATIONS (CONTINUED)                                        MARKET VALUE
 CORPORATE OBLIGATIONS         24.4%

 BANKS                         3.5%

                       Bankers Trust Company
$       1,000,000       8.125%   04/01/02                               $    1,034,228

                       Dryden Investor Trust
          580,232       7.157%   07/23/08                                      559,495

                       J.P. Morgan
           80,000        6.000%   01/15/09                                      73,524

                       JPM Capital Trust
           50,000        7.950%   02/01/27                                      49,746

                       National Bank of Detroit
          220,000        8.250%   11/01/24                                     246,279

                       NCNB Corporation
          325,000      10.200%   07/15/15                                      410,157

                       Security Pacific Corporation
          200,000       11.000%   03/01/01                                     213,254
                                                                               -------
                                                                             2,586,683


       THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL
                             PART OF THIS SCHEDULE.

                            PORTFOLIO OF INVESTMENTS


 SHARES OR
 PRINCIPAL
 LONG-TERM OBLIGATIONS (CONTINUED)                                        MARKET VALUE
 COMMUNICATION & MEDIA         1.4%
                       AT&T Universal Card Master
$          70,000        5.625%   03/15/04                              $       67,847
          130,000        6.500%   03/15/29                                     117,280

                       Continental Cablevision Incorporated
          200,000        8.875%   09/15/05                                     218,432
          200,000        9.000%   09/01/08                                     224,993
          325,000        9.500%   08/01/13                                     375,590
                                                                               -------
                                                                             1,004,142

 DISTRIBUTION                  0.5%
                       Federal Express
          300,000        9.650%   06/15/12                                     353,187


 ELECTRIC                      0.6%
                       System Energy
          344,857        7.430%   01/15/11                                     342,886

                       Union Pacific Corporation
          100,000        6.625%   02/01/29                                      87,863
                                                                                ------
                                                                               430,749
 FINANCIAL                     4.8%
                       Auburn Hills Trust
          280,000      12.000%   05/01/20                                      424,522

                       Chase Manhattan Bank
          610,000        8.500%   02/15/02                                     638,277


       THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL
                             PART OF THIS SCHEDULE.

                            PORTFOLIO OF INVESTMENTS


 SHARES OR
 PRINCIPAL
 LONG-TERM OBLIGATIONS (CONTINUED)                                        MARKET VALUE
 FINANCIAL- (CONTINUED)
                       CIT Group Incorporated
$         375,000        5.570%   12/08/03                              $      358,140


                       General Motors Acceptance Corporation
          800,000        0.000%   06/15/15 effective yield 6.35%               251,762
           60,000        5.950%   03/14/03                                      58,730

                       Lehman Brothers Incorporated
          375,000       11.625%   05/15/05                                     448,529


                       Merrill Lynch Company
          375,000        6.875%   11/15/18                                     350,262
          172,871        6.310%   11/15/26                                     171,388


                       Paine Webber Incorporated
          150,000        6.730%   01/20/04                                     147,764


                       Westam Mortgage Financial
          179,000        6.360%   08/26/20                                     177,820


                       Zurich Capital Trust
          500,000        8.376%   06/01/37                                     511,046
                                                                               -------
                                                                             3,538,240

       THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL
                             PART OF THIS SCHEDULE.

                            PORTFOLIO OF INVESTMENTS


 SHARES OR
 PRINCIPAL
 LONG-TERM OBLIGATIONS (CONTINUED)                                        MARKET VALUE
 FOOD & BEVERAGES                                           0.6%

                       Archer Daniels Midland
$          20,000        6.625%   05/01/29                              $       18,409

                       J. Seagram & Sons
          170,000        6.400%   12/15/03                                     167,446
          120,000        6.800%   12/15/08                                     114,728
          140,000        7.500%   12/15/18                                     135,665
           30,000        7.600%   12/15/28                                      29,019
                                                                                ------
                                                                               465,267
 INDUSTRIAL                    1.4%
                       Caterpillar Incorporated
        1,000,000        9.750%   06/01/19                                   1,048,201


 INSURANCE                     0.2%
                       GEICO Corporation
          125,000        9.150%   09/15/21                                     133,623

 OIL & GAS                     0.3%
                       Petrozuata Financial Guarantee
          260,000        8.220%   04/01/17                                     200,850


 PAPER                         0.5%
                       Georgia Pacific Corporation
           75,000        9.875%   11/01/21                                      81,566
          200,000        9.625%   03/15/22                                     215,362
           50,000        9.500%   05/15/22                                      53,061
                                                                                ------
                                                                               349,989

       THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL
                             PART OF THIS SCHEDULE.

                            PORTFOLIO OF INVESTMENTS


 SHARES OR
 PRINCIPAL
 LONG-TERM OBLIGATIONS (CONTINUED)                                        MARKET VALUE
 CORPORATE OBLIGATIONS  (CONTINUED)
 RAILROAD                      1.7%

                       Conrail
$          40,000        7.875%   05/15/43                              $       41,184

                       Hocking Valley Railway
          670,000        4.500%   07/01/99                                     670,000

                       Louisville & Nashville Railroad
          600,000        3.375%   04/01/03                                     533,785
                                                                               -------
                                                                             1,244,969

 RETAIL STORES                 1.1%
                       Dayton Hudson Corporation
          286,000       10.000%   01/01/11                                     347,781

                       J.C. Penney Incorporated
          250,000        9.750%   06/15/21                                     271,460
          200,000        8.250%   08/15/22                                     210,603
                                                                               -------
                                                                               829,844

 TELECOMMUNICATION             1.5%
                       Lucent Technologies Incorporated
          400,000        6.450%   03/15/29                                     366,643

                       TCI Communications Incorporated
          500,000        7.875%   02/15/26                                     526,168

                       U.S. West Communications
          225,000        8.875%   06/01/31                                     233,409
                                                                               -------
                                                                             1,126,220

       THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL
                             PART OF THIS SCHEDULE.

                            PORTFOLIO OF INVESTMENTS


 SHARES OR
 PRINCIPAL
 LONG-TERM OBLIGATIONS (CONTINUED)                                        MARKET VALUE
 CORPORATE OBLIGATIONS  (CONTINUED)
 UTILITIES                     0.4%

                       Commonwealth Edison
$         250,000        9.875%   06/15/20                              $      282,812

 MISCELLANEOUS                 2.3%
                       British Aerospace Financial
          650,000       7.500%   07/01/27                                      661,886

                       ML Mortgage Investors
          226,781        6.220%   02/15/30                                     224,218

                       News America Holdings
          200,000        8.875%   04/26/23                                     218,385
          300,000        7.625%   11/30/28                                     288,394

                       Pepsi Bottling
          300,000        7.000%   03/01/29                                     281,274
                                                                               -------
                                                                             1,674,157

 INTERNATIONAL                 3.6%
                       Dresdner Bank New York
          250,000       7.250%   09/15/15                                      241,423
           80,000       8.151%   06/30/31                                       75,855

                       Hydro-Quebec
          800,000      11.750%   02/01/12                                    1,083,264


       THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL
                             PART OF THIS SCHEDULE.

                            PORTFOLIO OF INVESTMENTS


 SHARES OR
 PRINCIPAL
 LONG-TERM OBLIGATIONS (CONTINUED)                                        MARKET VALUE
 CORPORATE OBLIGATIONS  (CONTINUED)
 INTERNATIONAL (CONTINUED)
                       Korea Development Bank
$          95,000        7.125%   09/17/01                              $       94,786

                       Korea Electric Power
           95,000        7.750%   04/01/13                                      86,102
           75,000        6.750%   08/01/27                                      70,939

                       Midland Bank
          375,000        6.950%   03/15/11                                     365,138

                       National Bank Hungary
           75,000        8.875%   11/01/13                                      81,772

                       Pohang Iron & Steel
           65,000        7.125%   07/15/04                                      62,240

                       Wharf Capital International
          175,000        7.625%   03/13/07                                     155,859

                       YPF Sociedad Anomia
          300,000        7.750%   08/27/07                                     282,400
                                                                               -------
                                                                             2,599,778
                                                                             ---------

 TOTAL CORPORATE OBLIGATIONS                                                17,868,711
                                                                            ----------


       THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL
                             PART OF THIS SCHEDULE.

                            PORTFOLIO OF INVESTMENTS

 SHARES OR
 PRINCIPAL                                                                MARKET VALUE
 PREFERRED OBLIGATIONS                        0.5%
                           IBJ Preferred Capital Company
$         150,000           8.790%   12/29/49                           $      125,843

                           SB Treasury Company
          280,000            9.400%   12/29/49                                 270,680
                                                                               -------
 TOTAL PREFERRED OBLIGATIONS                                                   396,523
                                                                               -------
 TOTAL LONG-TERM OBLIGATIONS (COST $72,777,194)                             71,782,503
                                                                            ----------

 SHORT-TERM OBLIGATIONS                      18.5%                      AMORTIZED COST
 U.S. GOVERNMENT AND AGENCY OBLIGATIONS                     0.3%

                           Federal Home Loan Mortgage Corporation
(A)       200,000            4.720%   11/12/99                                 196,486
                                                                               -------
 TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS                                  196,486

 DEMAND NOTES *                   18.2%
                           American Family Demand Note
        1,583,426            4.700%   12/31/31                               1,583,426

                           Firstar Bank Demand Note
        1,770,516            4.970%   12/31/31                               1,770,516

                           General Mills Demand Note
        3,460,835            4.825%   12/31/31                               3,460,835

                           Pitney Bowes Demand Note
        1,369,623            4.825%   12/31/31                               1,369,623

                           Warner Lambert Demand Note
        1,770,000            4.701%   12/31/31                               1,770,000


       THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL
                             PART OF THIS SCHEDULE.

                            PORTFOLIO OF INVESTMENTS

         SHARES OR
         PRINCIPAL                                                                                             AMORTIZED COST
         SHORT-TERM OBLIGATIONS (CONTINUED)
         DEMAND NOTES (CONTINUED)
                                   Wisconsin Corporation Credit Union Demand Note
        $       1,626,534            4.890%   12/31/31                                                    $        1,626,534

                                   Wisconsin Electric Demand Note
                1,777,734            4.701%   12/31/31                                                             1,777,734
                                                                                                                   ---------
         TOTAL DEMAND NOTES                                                                                       13,358,668
         Total Short-Term Obligations
         (Amortized cost  $13,555,154)                                                                            13,555,154
                                                                                                                  ----------

         Total Investments
         (Cost basis $86,332,348)                                                                                 85,337,657
                                                                                                                  ----------


         NUMBER OF CONTRACTS                                                                                    MARKET VALUE
         OPTIONS-WRITTEN                  -0.1%
                                   Call Options  5 Year T-Note Futures
                        5          Exercise Price $110.00,  Expiring August 1999                                      (1,563)

                                   Call Options  5 Year T-Note Futures
                        8          Exercise Price $112.00,  Expiring August 1999                                        (375)

                                   Call Options  5 Year T-Note Futures
                        4          Exercise Price $109.50,  Expiring August 1999                                      (1,938)

                                   Call Options  Bond Futures
                       11          Exercise Price $117.00,  Expiring August 1999                                      (5,672)



       THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL
                             PART OF THIS SCHEDULE.

                               PORTFOLIO OF INVESTMENTS


         SHARES OR
         PRINCIPAL
         NUMBER OF CONTRACTS                                                                                 MARKET VALUE
         OPTIONS-WRITTEN (CONTINUED)
                                   Call Options  Bond Futures
                        6          Exercise Price $118.00,  Expiring August 1999                                       (4,031)

                                   Put Options  Bond Futures
                        3          Exercise Price $114.00,  Expiring August 1999                                       (2,250)

                                   Put Options  Bond Futures
                       16          Exercise Price $116.00,  Expiring August 1999                                      (24,750)

                                   Call Options  Treasury Bond  Futures
                       11          Exercise Price $120.00,  Expiring November 1999                                     (9,453)
                                                                                                                       -------

                                   Call Options  Treasury Bond  Futures
                        5          Exercise Price $122.00,  Expiring November 1999                                     (2,578)
                                                                                                                       -------
         TOTAL OPTIONS WRITTEN (PREMIUMS RECEIVED $50,701)                                                            (52,610)
                                                                                                                      --------

         Total Investments net of
         Outstanding Written Options                          116.2%                                               85,285,047

         Cash and Other Assets, Less
             Liabilities                                      -16.2%                                              (11,864,824)
                                                                                                          -------------------

         Total Net Assets                                     100.0%                                      $        73,420,223
                                                                                                          -------------------
                                                                                                          -------------------

     * These security have a maturity of more than one year, but have variable rate and demand features which qualify it as a short-term security. These rates disclosed is that currently in effect. These rates change periodically based on market conditions or a specified market index.


       THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL
                             PART OF THIS SCHEDULE.

                            PORTFOLIO OF INVESTMENTS



        (A) $100,000 OF U.S. GOVERNMENT AGENCY SECURITIESS PLEDGED AS MARGIN FOR FUTURES CONTRACTS. THE PORTFOLIO HAD THE FOLLOWING OPEN FUTURES CONTRACTS AT JUNE 30, 1999:


        OPEN  FUTURES  CONTRACTS:

                                                                                                                UNREALIZED
                                             NUMBER OF     PRINCIPAL                                          GAINS (LOSSES)
                      TYPE                  CONTRACTS       AMOUNT     POSITION       EXPIRATION              JUNE 30, 1999
                      ----                  ----------      -------    --------       ----------              -------------
        5 Year Treasury Notes                   16             16,000   Short    September 1999                 ($11,862)

        10 Year U.S. Treasury Notes              8              8,000   Short    September 1999                  (4,154)

        Bond Futures                            14             14,000    Long    September 1999                   8,622

        Bond Futures                             2              2,000    Long    March 2000                      (8,828)
                                                                                                                 -------
                                                                                                                ($16,222)
                                                                                                                 -------


       THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL
                             PART OF THIS SCHEDULE.

                     LIMITED MATURITY FIXED INCOME PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                                  JUNE 30, 1999

  SHARES OR
  PRINCIPAL
  LONG-TERM OBLIGATIONS                          98.2%             MARKET VALUE
  U.S. GOVERNMENT AND AGENCY OBLIGATIONS         67.9%
                          United States Treasury Bonds
$       3,235,000           4.500%   09/30/00                  $       3,198,606


                          United States Treasury Notes
       10,580,000           6.125%   07/31/00                         10,662,662
        7,800,000           5.750%   10/31/00                          7,831,691
        2,740,000           5.500%   12/31/00                          2,741,713
        5,180,000           5.250%   01/31/01                          5,163,813
        4,965,000           5.375%   02/15/01                          4,957,245
        3,110,000           5.000%   04/30/01                          3,083,761
          665,000           6.500%   05/31/01                            676,846
        2,285,000           6.625%   06/30/01                          2,332,128
        4,980,000           6.625%   07/31/01                          5,085,825
        7,520,000           6.375%   09/30/01                          7,646,900
        4,415,000           6.125%   12/31/01                          4,468,810
        4,060,000           6.625%   03/31/02                          4,162,771



                          Federal Home Loan Bank
        3,500,000          4.875%   01/26/01                           3,454,444


                          Federal National Mortgage Association
                          (mortgage-backed securities)
        2,130,000          4.450%   10/16/00                           2,096,840
        2,040,000          6.375%   01/16/02                           2,062,371
        1,465,000          5.375%   03/15/02                           1,444,905
                                                                       ---------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS                          71,071,331



               THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS
                     ARE AN INTEGRAL PART OF THIS SCHEDULE.

                            PORTFOLIO OF INVESTMENTS


  SHARES OR
  PRINCIPAL                                                        MARKET VALUE
  LONG-TERM OBLIGATIONS (CONTINUED)
  ASSET BACKED OBLIGATIONS                       9.8%
                          AT&T Universal Card Master Trust
$        1,550,000          5.950%  10/17/00                   $       1,554,642

                          Chase Manhattan Grantor  Trust
         2,100,000          6.300%  04/15/03  Series 1997-2            2,115,572

                           Citibank Credit Card Trust
         1,825,000          5.850%  04/10/03                           1,819,589

                           Discovery Card Master Trust
         1,550,000          5.750%  10/16/03                           1,541,669

                           First USA Credit
         1,930,000          6.420%  03/17/05                           1,940,181

                           Premier Auto Trust
         1,230,000          6.340%  01/06/02  Series 1997-3            1,239,182
                                                                       ---------
 TOTAL ASSET BACKED OBLIGATIONS                                       10,210,835



 CORPORATE OBLIGATIONS                           20.5%

 BANKS                          2.1%
                           Nations Bank
         2,250,000          5.750%   03/15/01                          2,234,419


 COMPUTER & OFFICE EQUIPMENT                      1.9%

                           International Business Machine Corporation
         2,000,000          6.375%   06/15/00                          2,008,570



               THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS
                     ARE AN INTEGRAL PART OF THIS SCHEDULE.

                            PORTFOLIO OF INVESTMENTS


  SHARES OR
  PRINCIPAL                                                        MARKET VALUE
  LONG-TERM OBLIGATIONS (CONTINUED)
  CORPORATE OBLIGATIONS (CONTINUED)
  FINANCIAL               12.3%
                           American Express Credit Corporation
$          650,000          6.125%   11/15/01                  $         646,437


                           Associates Corporation
         1,740,000          5.850%   01/15/01                          1,732,695


                           CIT Group Holdings
         2,500,000          6.000%   05/08/01                          2,486,855


                           Ford Credit Grantor Trust
         2,275,000          6.375%   10/06/00  Series                  2,283,363
         1,000,000          5.500%   02/15/03  Series                    992,245


                           General Electric Capital Corporation
         1,250,000          5.920%   04/03/01                          1,246,291


                           General Motors Acceptance Corporation
                           Grantor Trust
         1,600,000          5.800%   04/09/01                          1,588,374


                           International Lease Financial Corporation
           710,000          5.625%   05/01/02                            697,111


                           Merrill Lynch Corporation
         1,250,000          6.050%   03/06/01                          1,245,849
                                                                       ---------
                                                                      12,919,220



               THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS
                     ARE AN INTEGRAL PART OF THIS SCHEDULE.

                            PORTFOLIO OF INVESTMENTS


  SHARES OR
  PRINCIPAL                                                        MARKET VALUE
  LONG-TERM OBLIGATIONS (CONTINUED)
  CORPORATE OBLIGATIONS (CONTINUED)
  RETAIL STORES                 3.0%
                           Wal-Mart Stores
$        3,000,000           9.100%   07/15/00                 $       3,087,942


  TELECOMMUNICATION             1.2%
                           Lucent Technologies Incorporated
         1,250,000           6.900%   07/15/01                         1,270,954
                                                                       ---------
  TOTAL CORPORATE OBLIGATIONS                                         21,521,105
                                                                      ----------
  TOTAL LONG-TERM OBLIGATIONS
  (COST $103,521,540)                                                102,803,271
                                                                     -----------



  SHORT-TERM OBLIGATIONS                         0.3%
  COMMERCIAL PAPER
                           American Express
           286,000          5.500%   07/01/99                            286,000
                                                                         -------

  TOTAL SHORT-TERM OBLIGATIONS
  (AMORTIZED COST $286,000)                                              286,000
                                                                         -------


  TOTAL INVESTMENTS
  (COST BASIS $103,807,540)                      98.5%               103,089,271


  CASH AND OTHER ASSETS, LESS
   LIABILITIES                                    1.5%                 1,585,441
                                                                       ---------

  TOTAL NET ASSETS                              100.0%         $     104,674,712
                                                                     -----------
                                                                     -----------



               THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS
                     ARE AN INTEGRAL PART OF THIS SCHEDULE.

                          DIVERSIFIED EQUITY PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                                  JUNE 30, 1999

SHARES OR
PRINCIPAL
EQUITIES                                         97.0%              MARKET VALUE
AEROSPACE & AIR TRANSPORTATION                    0.8%
          4,600    Delta Airlines                                  $     265,075
          1,600    FDX Corporation                                        86,800
          8,700    United Technologies Corporation                       623,681
                                                                         -------
                                                                         975,556

APPLIANCE                                         0.1%
            500    Maytag Corporation                                     34,843
            400    Whirlpool Corporation                                  29,600
                                                                          ------
                                                                          64,443

AUTOMOTIVE                                        5.0%
          2,500    Cummins Engine                                        142,813
            700    Danaher Corporation                                    40,688
          5,871    Delphi Automotive Systems                             108,980
         20,800    Ford Motor Company                                  1,173,900
          8,400    General Motors Corporation                            554,400
         36,500    Lear Corporation                                    1,815,875
            400    Navistar International                                 20,000
          1,900    PACCAR Incorporated                                   101,413
         43,200    Ryder System                                        1,123,200
         95,000    Volkswagen ADR                                      1,226,004
                                                                       ---------
                                                                       6,307,273

BANKS                                             9.6%
         30,000    Argentaria ADR                                      1,380,000
         24,800    Bank One Corporation                                1,477,150
          9,892    Bank of America Corporation                           725,207
          4,400    Bank of New York Corporation                          161,425
          4,400    BankBoston Corporation                                224,950
            300    BB&T Corporation                                       11,006


       THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL
                             PART OF THIS SCHEDULE.

                            PORTFOLIO OF INVESTMENTS

SHARES OR
PRINCIPAL
EQUITIES (CONTINUED)                                                MARKET VALUE
BANKS (CONTINUED)
         16,300     Chase Manhattan                               $    1,411,988
         22,550     Citigroup Incorporated                             1,071,125
            300     Golden West Financial                                 29,400
          4,000     Federal Home Loan Mortgage Corporation               232,000
         46,200     First Union Corporation                            2,171,400
         18,000     Firstar Corporation                                  504,000
         11,100     Fleet Financial Group, Incorporated                  492,563
          1,000     J.P. Morgan & Company Incorporated                   140,500
         82,000     Pacific Century Financial Corporation              1,768,125
          1,300     PNC Financial Corporation                             74,913
          1,200     Wachovia Corporation                                 102,675
          4,300     Wells Fargo Company                                  183,825
                                                                         -------
                                                                      12,162,252

BUILDING & HOUSING                                 0.5%
          5,800     Applied Materials Incorporated                       428,475
            300     Centex Corporation                                    11,269
          5,100     Kaufman & Broad Home Corporation                     126,863
          5,000     Pulte Corporation                                    115,313
                                                                         -------
                                                                         681,920

BUSINESS MECHANICS & SOFTWARE                       6.4%
          5,300    America Online Incorporated                          585,650
          7,400    Apple Computers Incorporated                         342,713
         79,200    Borders Group                                      1,252,350
          4,700    General Instruments Corporation                      199,750
         17,400    International Business Machines Corporation        2,248,950
         42,650    Oracle Systems                                     1,583,381
          5,000    Sun Microsystems*                                    344,375
         15,400    Unisys Corporation                                   599,638
         17,000    Xerox Corporation                                  1,004,063
                                                                      ---------
                                                                      8,160,870


       THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL
                             PART OF THIS SCHEDULE.

                            PORTFOLIO OF INVESTMENTS

SHARES OR
PRINCIPAL
EQUITIES (CONTINUED)                                                MARKET VALUE
BUSINESS SERVICE                                   7.7%
          3,000     Eastman Kodak                                 $      203,250
         50,650     Equifax                                            1,807,572
         50,200     First Data                                         2,456,663
         49,500     Manpower Incorporated                              1,119,938
         63,000     Owens Illinois, Incorporated                       2,059,313
         55,000     Stewart Enterprises Incorporated                     800,938
         52,800     Wallace Computer Services Incorporated             1,320,000
                                                                       ---------
                                                                       9,767,674

CHEMICALS                                          1.3%
          3,500     Air Products & Chemical Incorporated                 140,875
          7,200     Dow Chemical Company                                 913,500
          3,200     Great Lakes Chemical                                 147,400
          3,400     Monsanto Company                                     134,088
          2,800     Praxair Incorporated                                 137,025
          2,900     Union Carbide Corporation                            141,375
                                                                         -------
                                                                       1,614,263

COMMUNICATION                                      1.7%
         20,800     Comcast Corporation                                  799,500
          2,600     Harcourt General Incorporated                        134,063
          1,200     McGraw Hill Company  Incorporated                     64,725
          1,000     Omnicom Group                                         80,000
         15,500     Time Warner Incorporated                           1,139,250
                                                                       ---------
                                                                       2,217,538

CONGLOMERATE                                       0.3%
          4,600     Tyco International Ltd.                              435,850


       THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL
                             PART OF THIS SCHEDULE.

                            PORTFOLIO OF INVESTMENTS

SHARES OR
PRINCIPAL
EQUITIES (CONTINUED)                                                MARKET VALUE
CONSTRUCTION                                      0.8%
         34,000    Masco Corporation                              $      981,750

CONSUMER NON-DURABLES                             0.6%
          5,700    Tupperware Corporation                                145,350
          8,214    Unilever                                              572,946
                                                                         -------
                                                                         718,296

COMPUTER & OFFICE EQUIPMENT                       5.3%
          1,500    Avery Dennison Company                                 90,563
         14,200    Dell Computer Corporation                             525,400
          9,200    EMC Corporation                                       506,000
            800    Ikon Office Solution                                   12,000
         25,900    Microsoft Corporation                               2,335,856
        122,000    Novell                                              3,233,000
                                                                       ---------
                                                                       6,702,819

COSMETIC & SOAP                                   0.1%
            600    Clorox                                                 64,088
            600    Int'l Flavors & Fragrance                              26,625
            900    Proctor & Gamble                                       80,325
                                                                          ------
                                                                         171,038

ELECTRICAL EQUIPMENT                              1.2%
         12,300    General Electric Company                            1,389,900
          2,300    Johnson Controls                                      159,419
                                                                         -------
                                                                       1,549,319

ELECTRIC                                          1.6%
          4,700    Hewlett-Packard Company                               472,350
         26,600    Intel Corporation                                   1,582,700
            500    Kla-Tencor Corporation                                 32,438
                                                                       ---------
                                                                       2,087,488


       THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL
                             PART OF THIS SCHEDULE.

                            PORTFOLIO OF INVESTMENTS

SHARES OR
PRINCIPAL
EQUITIES (CONTINUED)                                                MARKET VALUE
ELECTRONICS                                       2.1%
            800    Motorola Incorporated                         $       75,800
         22,540    Philips Electronics                                2,273,723
          1,400    Solectron Corporation                                 93,363
          1,100    Texas Instruments                                    159,500
                                                                        -------
                                                                      4,689,874

ENTERTAINMENT & LEISURE                           0.3%
          5,400    Brunswick Corporation                                150,525
          4,000    Viacom Incorporated                                  176,000
                                                                        -------
                                                                        326,525

FINANCIAL COMPANY & SERVICES                      3.7%
          2,100     American Express Company                             273,263
          5,000     Merrill Lynch Company                                399,688
          2,300     Charles Schwab Corporation                           252,713
         37,200     Fannie Mae                                         2,543,550
          4,600     MBNA Corporation                                     140,875
          4,070     Morgan Stanley Group Incorporated                    417,175
         15,500     Student Loan Corporation                             689,750
                                                                         -------
                                                                       4,717,014


       THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL
                             PART OF THIS SCHEDULE.

                            PORTFOLIO OF INVESTMENTS

SHARES OR
PRINCIPAL
EQUITIES (CONTINUED)                                                MARKET VALUE
FOOD & BEVERAGES                                  2.6%
          3,200    Archer Daniels Midland Company                 $       49,400
         19,400    Anheuser-Busch Companies, Incorporated              1,376,188
          4,400    Coca-Cola Company                                     275,000
          2,300    Coca-Cola  Enterprises                                 68,425
         15,900    Conagra Incorporated                                  423,338
          2,600    Coors Adolph                                          128,700
          4,500    Fortune Brands Incorporated                           186,188
          4,200    General Mills                                         337,575
          2,700    Safeway Incorporated                                  133,650
          5,000    Tricon Global Restaurants                             270,625
                                                                         -------
                                                                       3,249,089

HEALTH CARE                                      10.1%
         47,200    Abbott Labs Company                                 2,147,600
            400    Allergan                                               44,400
          7,600    American Home Products Corporation                    437,000
          2,900    Bard C.R. Incorporated                                138,656
          1,900    Bausch & Lomb Incorporated                            145,350
         25,000    Baxter International Incorporated                   1,515,625
         19,600    Bristol-Meyers/ Squibb                              1,380,575
          2,700    Guidant Corporation                                   138,881
          5,500    Johnson & Johnson Company                             539,000
          6,400    Lilly Eli & Company                                   458,400
         56,000    Mallincrokdt Incorporated                           2,037,000
         17,700    Merck & Company                                     1,309,800
         28,000    Novo-Nordisk ADR                                    1,498,000
          3,100    Pfizer Incorporated                                   340,225
         12,600    Schering Plough Corporation                           667,800
                                                                         -------
                                                                      12,798,312


       THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL
                             PART OF THIS SCHEDULE.

                            PORTFOLIO OF INVESTMENTS

SHARES OR
PRINCIPAL
EQUITIES (CONTINUED)                                                MARKET VALUE
HEALTH CARE SERVICES                               0.3%
          2,300    Boston Scientific Corporation                  $      101,056
         11,500    Columbia/HCA Healthcare Corporation                   262,344
            900    United Healthcare Corporation                          56,363
                                                                          ------
                                                                         419,763

INSURANCE                                         3.8%
          3,700    Aflac Corporation                                     177,138
         49,602    Allstate Corporation                                1,779,472
          1,600    American General Corporation                          120,600
          1,997    American International Group                          233,774
          4,400    Chubb Group                                           305,800
          5,600    CIGNA Corporation                                     498,400
          1,100    Hartford Financial Services                            64,144
            650    Jefferson Pilot                                        43,022
          5,400    Lincoln National Corporation                          282,488
         14,000    MBIA Corporation                                      906,500
          3,300    Providian Financial Corporation                       308,550
            700    SAFECO Corporation                                     30,888
            600    Transamerica Corporation                               45,000
                                                                          ------
                                                                       4,795,776

METAL & MINERAL                                   3.3%
          1,100    Alcoa Incorporated                                     68,063
         93,000    De Beers Construction Mines ADR                     2,220,375
         32,000    Minerals Technologies, Incorporated                 1,786,000
         15,900    USX- US Steel                                         126,900
                                                                         -------
                                                                       4,201,338


       THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL
                             PART OF THIS SCHEDULE.

                            PORTFOLIO OF INVESTMENTS

SHARES OR
PRINCIPAL
EQUITIES (CONTINUED)                                                MARKET VALUE
PAPER & FOREST PRODUCTS                           0.4%
          3,200    Boise Cascade                                  $      137,200
          4,700    Georgia Pacific Company                               222,663
          2,000    Temple Inland                                         136,500
                                                                         -------
                                                                         496,363

PETROLEUM                                         2.4%
          2,900    Amerada Hess Corporation                              172,550
            600    Apache Corporation                                     23,400
          2,600    Ashland Incorporated                                  104,325
          3,600    Atlantic Richfield                                    300,825
         12,600    Exxon Corporation                                     971,775
          4,300    Mobil Corporation                                     425,700
            200    Oneok Incorporated                                      6,350
          2,000    Royal Dutch Petroleum ADR                             120,500
          2,600    Texaco                                                162,500
         31,000    Transocean Offshore, Incorporated                     813,750
                                                                         -------
                                                                       3,101,675

PRINTING & PUBLISHING                             0.7%
         39,500    Journal Register Company                              888,750

RAILROADS                                         0.1%
          2,900    Union Pacific Corporation                             169,106

RESTAURANTS                                       0.8%
         59,100    CKE Restaurants Incorporated                          960,375


       THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL
                             PART OF THIS SCHEDULE.

                            PORTFOLIO OF INVESTMENTS

SHARES OR
PRINCIPAL
EQUITIES (CONTINUED)                                                MARKET VALUE
RETAIL STORES                                     6.6%
          1,100    Best Buy Incorporated                          $       74,250
            600    Circuit City Stores Incorporated                       55,800
          1,200    Costco Companies Incorporated                          96,075
          2,200    CVS Corporation                                       111,650
          7,300    Dayton Hudson Corporation                             474,500
          4,800    GAP Incorporated                                      241,800
          5,700    Federated Department Stores                           301,744
          1,100    Hasbro Incorporated                                    30,731
          9,000    Home Depot                                            579,938
          3,500    Long Drug Stores                                      120,969
          4,200    Lowes Companies                                       238,088
         97,000    Office Depot                                        2,045,184
          2,600    Staples Incorporated                                   80,438
         10,400    Supervalu Incorporated                                267,150
          1,000    Tandy Corporation                                      48,875
         39,000    The Limited Incorporated                            1,769,625
          1,900    TJX Companies Incorporated                             63,294
         29,800    Wal-Mart Stores Incorporated                        1,437,850
         13,300    Walgreen Company                                     390,688
                                                                        -------
                                                                       8,428,649

SERVICES                                          0.1%
          1,900    Briggs & Stratton                                     109,725
            900    Ingersoll Rand Company                                58,163
                                                                         ------
                                                                         167,888


       THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL
                             PART OF THIS SCHEDULE.

                            PORTFOLIO OF INVESTMENTS

SHARES OR
PRINCIPAL
EQUITIES (CONTINUED)                                                MARKET VALUE
TECHNOLOGY                                        5.6%
            300    Adobe Systems Incorporated                     $       24,647
         14,700    Amgen                                                 894,863
         17,800    Cisco Systems Incorporated                          1,146,988
         31,800    Electronic Data Systems Corporation                 1,798,688
         36,500    Genzyme Corporation                                 1,770,250
          6,533    Genzyme Surgical Products                              28,789
         68,000    J.D. Edwards                                        1,258,000
            800    LSI Logic Corporation                                  36,900
          1,400    Micron Technology Incorporated                         56,437
          1,900    Seagate Technology Incorporated                        48,688
                                                                          ------
                                                                       7,064,250

TELECOMMUNICATION                                 2.6%
         40,000    COMSAT Corporation                                  1,300,000
         27,048    Lucent Technologies                                 1,824,050
            400    Scientific -Atlanta Incorporated                       14,400
          2,200    Tellabs Incorporated                                  148,638
                                                                         -------
                                                                       3,287,088

TEXTILE & APPAREL                                 0.2%
          6,900    Spring Industries                                     301,013


TRAVEL & RECREATION                               0.1%
          3,500    Carnival Corporation                                  169,750


       THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL
                             PART OF THIS SCHEDULE.

                            PORTFOLIO OF INVESTMENTS

SHARES OR
PRINCIPAL
EQUITIES (CONTINUED)                                                MARKET VALUE
UTILITIES-ELECTRIC & ENERGY                       1.5%
          1,500     Ameren Corporation                            $       57,563
          6,200     Edison International                                 165,850
          1,400     General Public Utilities Corporation                  59,063
          1,600     Texas Utilities Company                               66,000
            900     American Electric Power Company                       33,806
          1,500     Caroline Power & Light                                64,219
          4,700     DTE Energy Company                                   188,000
          1,900     Enron                                                155,325
          6,700     Entergy Corporation                                  209,375
          2,300     First Energy Corporation                              71,300
          6,300     PECO Energy Company                                  263,813
         12,500     PG&E Corporation                                     406,250
          4,000     Public Service Enterprises                           163,500
            900     Unicom Corporation                                    34,706
                                                                          ------
                                                                       1,938,770
UTILITIES-TELEPHONE                               5.3%
          1,600     Alltell Corporation                                  114,400
          5,900     American Telephone and Telegraph                     329,294
         24,100     Ameritech Corporation                              1,771,350
         14,100     Bell Atlantic Corporation                            921,788
         10,100     Bell South Corporation                               473,438
         10,000     GTE Corporation                                      757,500
         10,100     MCI Worldcom Incorporated                            869,231
          3,500     Mediaone Group                                       260,313
          5,600     SBC Communication, Incorporated                      324,800
          4,000     Sprint Corporation                                   211,250
         14,000     US West Incorporated                                 822,500
                                                                         -------
                                                                       6,855,864


       THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL
                             PART OF THIS SCHEDULE.

                            PORTFOLIO OF INVESTMENTS

SHARES OR
PRINCIPAL
EQUITIES (CONTINUED)                                                MARKET VALUE
MISCELLANEOUS                                     1.1%
          1,300    Corning Corporation                            $       91,163
         38,200    Elan Corporation                                    1,060,050
          4,400    FMC Corporation                                       300,560
                                                                         -------
                                                                       1,451,773
TOTAL COMMON STOCK (COST $97,287,531)                                122,989,866

SHORT-TERM OBLIGATIONS                             2.7%           AMORTIZED COST
DEMAND NOTES**                                     2.7%
                   American Family Demand Note
 $        7,654      4.700%   12/31/31                            $        7,654
                   Firstar Bank Demand Note
      2,163,325      4.970%   12/31/31                                 2,163,325
                   Warner Lambert Demand Note
        731,239      4.701%   12/31/31                                   731,239
                   Wisconsin Electric Demand Note
        564,549      4.700%   12/31/31                                   564,549
                                                                         -------
(AMORTIZED COST $3,466,767)                                            3,466,767
                                                                       ---------

Total Investments
(Cost basis $100,754,298)                         99.7%              126,456,633

CASH AND OTHER ASSETS, LESS

    LIABILITIES                                    0.3%                  435,519
                                                                         -------

Total Net Assets                                 100.0%           $  126,892,152
                                                                  --------------
                                                                  --------------

*  Non-income producing stocks.

** These security have a maturity of more than one year, but have variable rate and demand features which qualify it as a short-term security. These rates disclosed is that currently in effect. These rates change periodically based on market conditions or a specified market index.


       THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL
                             PART OF THIS SCHEDULE.

                               BALANCED PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                                  JUNE 30, 1999

SHARES OR
PRINCIPAL
EQUITIES                                     72.8%               MARKET VALUE
AEROSPACE & AIR TRANSPORTATION                0.3%
     3,800     Boeing                                         $         167,913
       800     Delta Airlines                                            46,100
                                                                         ------
                                                                        214,013


APPLIANCE                                     0.1%
       100     Maytag Corporation                                         6,969


AUTOMOTIVE                                    4.8%
       900     BF Goodrich Company                                       38,250
       700     Cummins Engine                                            39,988
     2,800     Delphi Automotive Systems                                 51,975
       500     Eaton Corporation                                         46,000
     2,700     Ford Motor Company                                       152,381
     2,100     General Motors Corporation                               138,600
    20,200     Lear Corporation                                       1,004,950
       100     Navistar International                                     5,000
       700     PACCAR Incorporated                                       37,363
    32,400     Ryder System                                             842,400
    52,500     Volkswagen ADR                                           677,528
                                                                        -------
                                                                      3,034,435


BANKS                                         7.2%
    17,000     Argentaria ADR                                           782,000
    13,700     Bank One Corporation                                     816,006
       100     Bank of America Corporation                                7,331
     2,500     Chase Manhattan                                          216,563


THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                            PORTFOLIO OF INVESTMENTS

SHARES OR
PRINCIPAL
EQUITIES (CONTINUED)                                             MARKET VALUE
BANKS (CONTINUED)
     6,400     Citigroup Incorporated                          $         304,000
       800     Federal Home Loan Mortgage Corporation                     46,400
    22,500     First Union Corporation                                 1,057,500
     3,600     Firstar Corporation                                       100,800
     3,100     Fleet Financial Group, Incorporated                       137,563
       200     J.P. Morgan & Company Incorporated                         28,100
    45,300     Pacific Century Financial Corporation                     976,781
     1,600     PNC Financial Corporation                                  92,200
                                                                          ------
                                                                       4,565,244

BUILDING & HOUSING                                0.3%
       400     Applied Materials Incorporated                             29,550
     1,000     Centex Corporation                                         37,563
     1,200     Crane Company                                              37,725
     1,600     Kaufman & Broad Home Corporation                           39,800
     1,600     Pulte Corporation                                          36,900
                                                                          ------
                                                                         181,538

BUSINESS MECHANICS & SOFTWARE                     4.0%
       900      America Online Incorporated                               99,450
       900      Apple Computers Incorporated                              41,681
    43,800      Borders Group                                            692,588
     1,100      General Instruments Corporation                           46,750
     2,000      International Business Machines Corporation              258,500
    20,800      Oracle Systems                                           772,200
     1,500      Unisys Corporation                                        58,406
     9,400      Xerox Corporation                                        555,188
                                                                         -------
                                                                       2,524,763

THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                            PORTFOLIO OF INVESTMENTS

SHARES OR
PRINCIPAL
EQUITIES (CONTINUED)                                              MARKET VALUE
BUSINESS SERVICE                                  6.7%
    27,950     Equifax                                         $         997,466
    29,300     First Data                                              1,433,869
       700     Laidlaw Incorporated                                        5,163
    27,400     Manpower Incorporated                                     619,925
    30,400     Stewart Enterprises Incorporated                          442,700
    29,200     Wallace Computer Services Incorporated                    730,000
                                                                         -------
                                                                       4,229,123

     CHEMICALS                                    0.5%
     1,200     Air Products & Chemical Incorporated                       48,300
     1,100     Dow Chemical Company                                      139,563
       800     Great Lakes Chemical                                       36,850
       700     Monsanto Company                                           27,606
       900     Praxair Incorporated                                       44,044
       800     Union Carbide Corporation                                  39,000
                                                                          ------
                                                                         335,363

     COMMUNICATION                                0.5%
       700     Harcourt General Incorporated                              36,094
       400     Interpublic Group Companies                                34,650
     1,000     Omnicom Group                                              80,000
     2,100     Time Warner Incorporated                                  154,350
                                                                         -------
                                                                         305,094

     COMPUTER & OFFICE EQUIPMENT                  3.7%
       100     Avery Dennison Company                                      6,038
       600     Computer Associates                                        33,000

THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                            PORTFOLIO OF INVESTMENTS

SHARES OR
PRINCIPAL
EQUITIES                                                         MARKET VALUE
(CONTINUED)
COMPUTER & OFFICE EQUIPMENT (CONTINUED)
     1,400     Dell Computer Corporation                        $         51,800
       800     Gateway Incorporated                                       47,200
     5,200     Microsoft Corporation                                     468,975
    66,600     Novell                                                  1,764,900
                                                                       ---------
                                                                       2,371,913

CONGLOMERATE                                      0.1%
       900     Tyco International Ltd.                                    85,275

CONSTRUCTION                                      0.9%
    18,800     Masco Corporation                                         542,850

CONTAINER                                         1.9%
       800     Ball Corporation                                           33,800
    34,800     Owens Illinois, Incorporated                            1,137,525
                                                                       ---------
                                                                       1,171,325

COSMETIC & SOAP                                   0.4%
       300     Avon Products Incorporated                                 16,650
     2,800     Proctor & Gamble                                          249,900
                                                                         -------
                                                                         266,550

ELECTRIC                                          0.6%
     2,400     General Electric Company                                  271,200
     1,300     Emerson Electric Company                                   81,738
       600     Johnson Controls                                           41,588
                                                                          ------
                                                                         394,526

THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                            PORTFOLIO OF INVESTMENTS

SHARES OR
PRINCIPAL
EQUITIES (CONTINUED)                                              MARKET VALUE
ELECTRONICS                                       3.4%
     1,100     Hewlett-Packard Company                         $         110,550
     5,700     Intel Corporation                                         339,150
     2,000     Motorola Incorporated                                     189,500
     2,100     Nortel Networks Corporation                               182,306
    12,500     Philips Electronics                                     1,260,938
       400     Texas Instruments                                          58,000
                                                                          ------
                                                                       2,140,444

ENTERTAINMENT & LEISURE                           0.1%
     1,600     Brunswick Corporation                                      44,600

FINANCIAL COMPANY                                 0.8%
     1,500     American Express Company                                  195,188
     1,000     Bear Stearns Companies Incorporated                        46,750
     2,000     Merrill Lynch Company                                     159,875
     1,700     National City Corporation                                 111,350
                                                                         -------
                                                                         513,163

FINANCIAL SERVICE                                 2.5%
     3,700     Associates First Capital Corporation                      163,956
    15,600     Fannie Mae                                              1,066,650
     8,600     Student Loan Corporation                                  382,700
                                                                         -------
                                                                       1,613,306

THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                            PORTFOLIO OF INVESTMENTS

SHARES OR
PRINCIPAL
EQUITIES (CONTINUED)                                              MARKET VALUE
FOOD & BEVERAGES                                  1.8%
    10,400     Anheuser-Busch Companies, Incorporated          $         737,750
       600     Archer Daniels Midland Company                              9,263
     1,100     Bestfoods                                                  54,450
       900     Coca-Cola Company                                          56,250
       500     Conagra Incorporated                                       13,313
       700     Coors Adolph                                               34,650
     1,700     Dardeen Restaurants                                        37,081
     1,000     Fortune Brands Incorporated                                41,375
       800     General Mills                                              64,300
     1,600     Pepsico Incorporated                                       61,900
       900     Tricon Global Restaurants                                  48,713
                                                                          ------
                                                                       1,159,045

HEALTH CARE                                       7.4%
    14,400     Abbott Labs Company                                       655,200
     3,600     American Home Products Corporation                        207,000
       800     Bard C.R. Incorporated                                     38,250
       600     Bausch & Lomb Incorporated                                 45,900
    15,400     Baxter International Incorporated                         933,625
     3,900     Bristol-Meyers/ Squibb                                    274,706
       200     Johnson & Johnson Company                                  19,600
    30,000     Mallincrokdt Incorporated                               1,091,250
     4,300     Merck & Company                                           318,200
    15,500     Novo-Nordisk ADR                                          829,250
       200     Pfizer Incorporated                                        21,950
     1,400     Schering Plough Corporation                                74,200
     2,800     Warner-Lambert Company                                    194,250
                                                                         -------
                                                                       4,703,381

THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                            PORTFOLIO OF INVESTMENTS

SHARES OR
PRINCIPAL
EQUITIES (CONTINUED)                                              MARKET VALUE
HEALTH CARE SERVICES                              0.2%
       400     Boston Scientific Corporation                   $         17,575
     3,000     Columbia/HCA Healthcare Corporation                       68,438
       900     United Healthcare Corporation                             56,363
                                                                         ------
                                                                        142,376

INSURANCE                                         2.4%
     1,500     Aflac Corporation                                         71,813
    19,900     Allstate Corporation                                     713,913
       300     American International Group                              35,119
       200     Aon Corporation                                            8,250
       900     Chubb Group                                               62,550
     1,000     Lincoln National Corporation                              52,313
     8,300     MBIA Corporation                                         537,425
     1,000     Provident Companies                                       40,000
       200     Providian Financial Corporation                           18,700
       100     SAFECO Corporation                                         4,413
                                                                          -----
                                                                      1,544,496

METAL & MINERAL                                   3.6%
       400     Alcoa Incorporated                                        24,750
    51,400     De Beers Construction Mines ADR                        1,227,175
       300     Freeport McMoran Copper                                    5,381
    17,700     Minerals Technologies, Incorporated                      987,881
       300     USX- US Steel                                              8,100
                                                                          -----
                                                                      2,253,287

THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                            PORTFOLIO OF INVESTMENTS

SHARES OR
PRINCIPAL
EQUITIES (CONTINUED)                                              MARKET VALUE
PAPER & FOREST PRODUCTS                           0.2%
       900     Boise Cascade                                    $         38,588
       900     Georgia Pacific Company                                    42,638
       500     Temple Inland                                              34,125
       300     WeyerhaeuserCompany                                        20,625
       100     Willamette Industries                                       4,606
                                                                           -----
                                                                         140,582

PETROLEUM                                         1.5%
       100     Amerada Hess Corporation                                    5,950
       100     Apache Corporation                                          3,900
     1,000     Atlantic Richfield                                         83,563
     1,900     Exxon Corporation                                         146,538
       300     Mobil Corporation                                          29,700
     3,300     Royal Dutch Petroleum ADR                                 198,825
    17,100     Transocean Offshore, Incorporated                         448,875
     1,300     Unocal Corporation                                         51,513
                                                                          ------
                                                                         968,864

PRINTING & PUBLISHING                             0.8%
    21,800     Journal Register Company                                  490,500

RAILROADS                                         0.1%
       300     Union Pacific Corporation                                  17,494

RESTAURANTS                                       0.8%
    32,700     CKE Restaurants Incorporated                              531,375

THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                            PORTFOLIO OF INVESTMENTS

SHARES OR
PRINCIPAL
EQUITIES (CONTINUED)                                              MARKET VALUE
RETAIL STORES                                     4.4%
       200     Best Buy Incorporated                           $          13,500
       100     Circuit City Stores Incorporated                            9,300
       500     Dayton Hudson Corporation                                  32,500
       900     GAP Incorporated                                           45,338
     1,100     Federated Department Stores                                58,231
     1,600     Home Depot                                                103,100
     2,800     Kmart                                                      46,025
     1,000     Long Drug Stores                                           34,563
       400     Lowes Companies                                            22,675
     1,800     May Department Stores                                      73,575
    47,700     Office Depot                                            1,052,381
     1,500     Supervalu Incorporated                                     38,531
       200     Tandy Corporation                                           9,775
    21,900     The Limited Incorporated                                  993,713
       300     TJX Companies Incorporated                                  9,994
     4,800     Wal-Mart Stores Incorporated                              231,600
                                                                         -------
                                                                       2,774,801

SERVICES                                          0.3%
       600     Briggs & Stratton                                          34,650
       800     Caterpillar Incorporated                                   48,000
       100     General Dynamics Corporation                                6,850
     1,300     Rockwell International Corporation                         78,975
                                                                          ------
                                                                         168,475

THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                            PORTFOLIO OF INVESTMENTS

SHARES OR
PRINCIPAL
EQUITIES (CONTINUED)                                              MARKET VALUE
TECHNOLOGY                                        5.2%
     2,700     Amgen                                           $         164,363
       300     BMC Software, Incorporated                                 16,200
     3,400     Cisco Systems Incorporated                                219,088
    20,200     Electronic Data Systems Corporation                     1,142,563
    20,200     Genzyme Corporation                                       979,700
     3,616     Genzyme Surgical Products                                  15,933
    37,600     J.D. Edwards                                              695,600
       200     LSI Logic Corporation                                       9,225
     1,400     Seagate Technology Incorporated                            35,875
                                                                          ------
                                                                       3,278,547

TELECOMMUNICATION                                 1.4%
    22,100     COMSAT Corporation                                        718,250
     2,000     Lucent Technologies                                       134,875
       100     Scientific -Atlanta Incorporated                            3,600
                                                                           -----
                                                                         856,725

TRAVEL & RECREATION                               0.1%
       700     Carnival Corporation                                       33,950

UTILITIES-ELECTRIC                                0.1%
     1,500     Texas Utilities Company                                    61,875

THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                            PORTFOLIO OF INVESTMENTS

SHARES OR
PRINCIPAL
EQUITIES (CONTINUED)                                              MARKET VALUE
UTILITIES-ENERGY                                  0.2%
     1,200     Coastal Corporation                             $          48,000
     1,300     Entergy Corporation                                        40,625
     2,100     PG&E Corporation                                           68,250
                                                                          ------
                                                                         156,875

UTILITIES-TELEPHONE                               2.6%
       300     Alltell Corporation                                        21,450
     2,400     American Telephone and Telegraph                          133,950
    10,200     Ameritech Corporation                                     749,700
     2,600     Bell Atlantic Corporation                                 169,975
     2,300     Bell South Corporation                                    107,813
       400     GTE Corporation                                            30,300
     2,000     MCI Worldcom Incorporated                                 172,125
     3,200     SBC Communication, Incorporated                           185,600
     1,800     Sprint Corporation                                         95,063
                                                                          ------
                                                                       1,665,976

MISCELLANEOUS                                     0.9%
    21,100     Elan Corporation                                          585,525
       500     FMC Corporation                                            34,141
                                                                          ------
                                                                         619,666
                                                                         -------
TOTAL COMMON STOCK (COST $37,648,883)                                 46,108,784


THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                            PORTFOLIO OF INVESTMENTS

SHARES OR
PRINCIPAL
TOTAL  LONG-TERM OBLIGATIONS                      24.7%          MARKET VALUE
U.S. GOVERNMENT AND AGENCY OBLIGATIONS            16.5%
               United States Treasury Bonds
    20,000     5.250%   11/15/28                               $          17,706
   280,000     6.125%   11/15/27                                         277,463

               United States Treasury Inflation Index Bonds
   125,396     3.375%   01/15/07                                         120,302
 1,028,510     3.625%   01/15/08                                         999,905
 1,345,802     3.625%   04/15/28                                       1,271,363
   192,043     3.875%   04/15/29                                         189,582

               United States Treasury Notes
   200,000     7.500%   02/15/05                                         215,438
    10,000     6.125%   08/15/07                                          10,113

               United States Treasury Strips
   210,000     0.000%   02/15/23                                         49,293

               Federal Home Loan Mortgage Corporation
   600,000     6.500%   07/01/29                                         580,128
   100,000     7.000%   07/01/29                                          99,063


THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                            PORTFOLIO OF INVESTMENTS

SHARES OR
PRINCIPAL
TOTAL LONG-TERM OBLIGATIONS (CONTINUED)                           MARKET VALUE
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (CONTINUED)
                           Federal National Mortgage Association
                           (mortgage-backed securities)
 $        178,819            9.000%   08/01/07                 $        186,695
        1,000,000            6.000%   07/01/29                          940,940
        1,590,000            6.500%   07/01/29                        1,535,845
          600,000            7.000%   07/01/29                          593,628
          600,000            7.500%   07/01/29                          705,220


                           Government National Mortgage Association
                           (mortgage-backed securities)
           68,289           10.000%   12/15/20                           74,702
          685,555            6.500%   09/15/28                          661,987
          200,000            6.000%   07/01/29                          186,938
          395,000            6.500%   07/01/29                          380,310
          900,000            7.000%   07/01/29                          889,029


                           Student Loan Marketing Association
          410,483            5.090%  04/25/06                           408,348
                                                                        -------

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS                         10,393,998


U.S. GOVERNMENT AND AGENCY OBLIGATIONS SOLD SHORT -0.2%
                           Federal National Mortgage Association
                           (mortgage-backed securities)
        (100,000)           6.500%   07/01/04                           (98,656)


THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                            PORTFOLIO OF INVESTMENTS

SHARES OR
PRINCIPAL
TOTAL LONG-TERM OBLIGATIONS (CONTINUED)                           MARKET VALUE
ASSET BACKED OBLIGATIONS                          3.5%
                           Chase Commingled Mortgage Security
 $        287,000            7.370%   02/19/07                 $         294,164

                           Chevy Chase Home Loan
           97,470            7.150%   05/15/15 Series 1996-1              98,110

                           Contimortgage Home Equity Loan
          230,000            6.420%   04/25/14                           229,995

                           DLJ Commercial Mortgage Corporation
          290,435            5.880%   11/12/31                           280,552

                           Fairbanks Capital Mortgage
          200,000            5.810%   05/25/28                           200,000

                           Ford Motor Company
          180,000            7.700%   05/15/97                           180,442

                           Green Tree Financial Corporation
          100,000            5.816%   07/15/03                            99,938
           76,513            6.900%   02/15/04                            76,358
           79,456            7.850%   07/15/04                            79,957

                           Keystone Owner Trust
           40,340            6.620%   11/25/08 Series 1998-P1             40,340

                           Merrill Lynch Mortgage Investors
          100,000            6.960%   11/21/28 Series 1996-C2            100,299


THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                            PORTFOLIO OF INVESTMENTS

SHARES OR
PRINCIPAL
TOTAL LONG-TERM OBLIGATIONS (CONTINUED)                          MARKET VALUE
ASSET BACKED OBLIGATIONS (CONTINUED)
                           Nomura Asset Securities Corporation
 $         70,000            7.120%   04/13/36  Series 1996-M    $        70,702

                           Resolution Funding Corporate Strip
        1,700,000            0.000%   10/15/19                           461,574
                                                                         -------
TOTAL ASSET BACKED OBLIGATIONS                                         2,212,431

CORPORATE OBLIGATIONS                             4.5%
BANKS                                             0.4%
                           Dryden Investor Trust
          290,116           7.157%   07/23/08                            279,747
                                                                         -------
                                                                         279,747

COMMUNICATION & MEDIA                             0.3%
                           AT&T Universal Card Master
           30,000            5.625%   03/15/04                            29,077
           50,000            6.500%   03/15/29                            45,108

                           Continental Cablevision Incorporated
          100,000            9.000%   09/01/08                           112,497
                                                                         -------
                                                                         186,682

ELECTRIC                                          0.2%
                           System Energy
          125,011            7.430%   01/15/11                           124,296

THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                            PORTFOLIO OF INVESTMENTS

SHARES OR
PRINCIPAL
TOTAL LONG-TERM OBLIGATIONS (CONTINUED)                           MARKET VALUE
FINANCIAL                                         1.6%
                           British Aerospace Financial
 $        350,000            7.500%   07/01/27                       $   356,400

                           General Electric Capital Corporation
          260,000            8.200%   10/30/03                           280,577

                           General Motors Acceptance Corporation
          250,000            0.000%   06/15/15 effective yield 6.54%      78,676

                           JPM Capital Trust
           20,000            7.950%   02/01/27                            19,898

                           Zurich Capital Trust
          300,000            8.376%   06/01/37                           306,628
                                                                         -------
                                                                       1,042,179

FOOD & BEVERAGES                                  0.4%
                           Archer Daniels Midland Company
           10,000            6.625%   05/01/29                             9,204

                           J Seagram & Sons
           80,000            6.400%   12/15/03                            78,798
           50,000            6.800%   12/15/08                            47,803
           70,000            7.500%   12/15/18                            67,833
           10,000            7.600%   12/15/28                             9,673
                                                                           -----
                                                                         213,311

OIL & GAS                                         0.1%
                           Petrozuata Financial Guarantee
          110,000            8.220%   04/01/17                            84,975

THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                            PORTFOLIO OF INVESTMENTS

SHARES OR
PRINCIPAL
TOTAL LONG-TERM OBLIGATIONS (CONTINUED)                           MARKET VALUE
RAILROAD                                          0.1%
                           Conrail
 $         20,000            7.875%   05/15/43                 $          20,592


TELECOMMUNICATION                                 0.5%
                           Lucent Technologies Incorporated
          200,000            6.450%   03/15/29                           183,321

                           TCI Communications Incorporated
          120,000            6.375%   05/01/03                           119,426
                                                                         -------
                                                                         302,747

MISCELLANEOUS                                     0.5%
                           News America Holdings
          100,000            8.875%   04/26/23                           109,193
          100,000            7.625%   11/30/28                            96,131

                           Pepsi Bottling Company
          150,000            7.000%   03/01/29                           140,637
                                                                         -------
                                                                         345,961

INTERNATIONAL                                     0.4%
                           Dresdner Bank New York
           40,000           8.151%   06/30/31                             37,928

                           YPF Sociedad Anonima
          200,000            7.750%   08/27/07                           188,267
                                                                         -------
                                                                         226,195
                                                                         -------

TOTAL CORPORATE OBLIGATIONS                                            2,826,685
                                                                       ---------

THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                            PORTFOLIO OF INVESTMENTS

SHARES OR
PRINCIPAL
TOTAL LONG-TERM OBLIGATIONS (CONTINUED)
PREFERRED OBLIGATIONS                             0.3%            MARKET VALUE
                           IBJ Preferred Capital Company
 $         80,000           8.790%   12/29/49                 $           67,116

                           SB Treasury Company
          190,000            9.400%   12/29/49                           183,675
TOTAL PREFERRED OBLIGATIONS                                              250,791
                                                                         -------

TOTAL LONG-TERM OBLIGATIONS
(COST $15,692,184)                                                    15,683,905
                                                                      ----------


SHORT-TERM OBLIGATIONS                           10.2%            AMORTIZED COST
U.S. GOVERNMENT AND AGENCY OBLIGATIONS                 0.2%
                           Federal Home Loan Mortgage Corporation
(A)       100,000            4.720%  11/12/99                             98,243
                                                                          ------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS                              98,243


DEMAND NOTES**                                   10.0%
                           American Family Demand Note
          799,000            4.700%   12/31/31                           799,000

                           Firstar Bank Demand Note
          878,283            4.970%   12/31/31                           878,283

                           General Mills Demand Note
          798,160            4.825%   12/31/31                           798,160

THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                            PORTFOLIO OF INVESTMENTS

SHARES OR
PRINCIPAL
SHORT-TERM OBLIGATIONS (CONTINUED)                              AMORTIZED COST
DEMAND NOTES** (CONTINUED)
                           Pitney Bowes Demand Note
 $      1,204,907            4.825%   12/31/31                 $       1,204,907


                           Warner Lambert Demand Note
          798,853            4.701%   12/31/31                           798,853


                           Wisconsin Corporation Credit Union
                             Demand Note
          799,282            4.890%   12/31/31                           799,282


                           Wisconsin Electric Demand Note
        1,054,663            4.701%   12/31/31                         1,054,663

TOTAL DEMAND NOTES                                                     6,333,148
                                                                       ---------
TOTAL SHORT-TERM OBLIGATIONS
(AMORTIZED COST $6,431,391)                                            6,431,391
                                                                       ---------

TOTAL INVESTMENTS
(COST BASIS $59,772,458)                                              68,125,424
                                                                      ----------


** These security have a maturity of more than one year, but have variable rate and demand features which qualify it as a short-term security. These rates disclosed is that currently in effect. These rates change periodically based on market conditions or a specified market index.

THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                            PORTFOLIO OF INVESTMENTS

SHARES OR
PRINCIPAL
NUMBER OF CONTRACTS                                               MARKET VALUE
OPTIONS-WRITTEN          0.0%
               Call Options  5 Year T-Note Futures
        2      Exercise Price $110.00,  Expiring August 1999     $         (625)


               Call Options  5 Year T-Note Futures
        4      Exercise Price $112.00,  Expiring August 1999               (188)


               Call Options  5 Year T-Note Futures
        2      Exercise Price $109.50,  Expiring August 1999               (969)


               Call Options  Bond Futures
        5      Exercise Price $117.00,  Expiring August 1999             (2,578)


        3      Call Options  Bond Futures
               Exercise Price $118.00,  Expiring August 1999             (2,016)


               Put Options  Bond Futures
        2      Exercise Price $114.00,  Expiring August 1999             (1,500)


               Put Options  Bond Futures
        7      Exercise Price $116.00,  Expiring August 1999            (10,828)


               Call Options  Treasury Bond  Futures
        5      Exercise Price $120.00,  Expiring November 1999           (4,297)


               Call Options  Treasury Bond  Futures
        3      Exercise Price $122.00,  Expiring November 1999           (1,547)
                                                                         -------
TOTAL OPTIONS WRITTEN (PREMIUMS RECEIVED $23,831)                       (24,547)
                                                                        --------


THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                            PORTFOLIO OF INVESTMENTS

TOTAL INVESTMENTS NET OF
OUTSTANDING WRITTEN OPTIONS        107.6%                 $           68,100,877


CASH AND OTHER ASSETS, LESS
  LIABILITIES                       -7.6%                            (4,799,973)

TOTAL NET ASSETS                   100.0%                 $           63,300,904
                                                       -------------------------






















* NON-INCOME PRODUCING STOCKS.

THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                            PORTFOLIO OF INVESTMENTS



(A) $100,000 OF U.S. GOVERNMENT AGENCY SECURITIES PLEDGED AS MARGIN FOR FUTURES CONTRACTS. THE PORTFOLIO HAD THE FOLLOWING OPEN FUTURES CONTRACTS AT JUNE 30, 1999:


    OPEN FUTURES CONTRACTS:

                                                                                            UNREALIZED
                               NUMBER OF     PRINCIPAL                                    GAINS (LOSSES)
                TYPE           CONTRACTS       AMOUNT     POSITION       EXPIRATION        JUNE 30, 1999
                ----           ---------       ------     --------       ----------        -------------
5 Year U.S. Treasury Notes        10          10,000        Short      September 1999        ($7,489)

10 Year U.S. Treasury Notes       11          11,000        Long       September 1999         12,808

U.S. Govt Bond Futures             9           9,000        Long       September 1999          7,495

U.S. Govt Bond Futures             1           1,000        Long         March 2000           (4,414)
                                                                                             -------
                                                                                              $8,400
                                                                                             -------

THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

AHA INVESTMENT FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES
AS OF JUNE 30, 1999

-------------------------------------------------------------------------------------------------------------------------
                                              FULL              LIMITED
                                              MATURITY          MATURITY            DIVERSIFIED
                                              FIXED INCOME      FIXED INCOME        EQUITY              BALANCED
                                              PORTFOLIO         PORTFOLIO           PORTFOLIO           PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------
ASSETS:

Investments, at market value                  $    85,337,657   $    103,089,271    $    126,456,633    $    68,125,424
Receivable for investments sold                       439,458                  0                   0          1,199,300
Receivable for shares sold                                  0                  0             400,000                  0
Cash                                                        1                911                   0                  0
Dividends and interest receivable                     985,735          1,591,657              98,852            182,554
Other Assets                                            1,353              8,888              10,906             16,791
                                              ---------------   ----------------    ----------------    ---------------

  Total Assets                                $    86,764,204   $    104,690,727    $    126,966,391    $    69,524,069
                                              ---------------   ----------------    ----------------    ---------------
                                              ---------------   ----------------    ----------------    ---------------

LIABILITIES:

Payable for investments purchased             $    13,285,535   $              0    $         69,058    $     6,084,826
Payable for dividends                                       0                369                   0                  0
Options written and securities sold short at
market value                                           52,610                  0                   0            123,203

Accrued expenses and other liabilities                  5,836             15,646               5,181             15,136
                                              ---------------   ----------------    ----------------    ---------------

  Total Liabilities                           $    13,343,981   $         16,015    $         74,239    $     6,223,165
                                              ---------------   ----------------    ----------------    ---------------

NET ASSETS                                    $    73,420,223   $    104,674,712    $    126,892,152    $    63,300,904
                                              ---------------   ----------------    ----------------    ---------------
                                              ---------------   ----------------    ----------------    ---------------

Net Assets consist of:
Capital Stock ($0.01 par value and
    200 million shares authorized) and
    Paid-in Capital                           $    75,440,444   $    107,446,727    $     91,266,972    $    49,088,392

Undistributed net investment income                         0                  0              41,993            766,209
Accumulated net realized gain (loss)
    on investments sold                            (1,019,308)        (2,053,746)          9,880,852          5,084,937
Net unrealized appreciation
 (depreciation)of investments and
  futures                                          (1,000,913)          (718,269)         25,702,335          8,361,366
                                              ---------------   ----------------    ----------------    ---------------

TOTAL NET ASSETS                              $    73,420,223   $    104,674,712    $    126,892,152    $    63,300,904
                                              ---------------   ----------------    ----------------    ---------------
                                              ---------------   ----------------    ----------------    ---------------

Number of Shares Outstanding at
    the end of year                                 7,452,459         10,266,996           5,729,370          4,309,240
                                              ---------------   ----------------    ----------------    ---------------

NET ASSET VALUE PER SHARE                     $          9.85   $          10.20    $          22.15    $         14.69
                                              ---------------   ----------------    ----------------    ---------------
                                              ---------------   ----------------    ----------------    ---------------


THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE STATEMENTS.

--------------------------------------------------------------------------------

AHA INVESTMENT FUNDS, INC.
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 1999

---------------------------------------------------------------------------------------------------------------------
                                              FULL              LIMITED
                                              MATURITY          MATURITY            DIVERSIFIED
                                              FIXED INCOME      FIXED INCOME        EQUITY              BALANCED
                                              PORTFOLIO         PORTFOLIO           PORTFOLIO           PORTFOLIO
---------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest income                               $   4,597,092     $   5,542,282       $     134,128       $   1,122,337
Dividends                                                 0                 0           1,551,524             515,447
                                              -------------     -------------       -------------       -------------

Total investment income                       $   4,597,092     $   5,542,282       $   1,685,652       $   1,637,784

EXPENSES:
Custodian fees                                $      26,459     $      19,947       $      24,488       $      30,323
Accounting fees                                      49,191            42,196              36,173              31,021
Transfer agent fees                                  11,152            15,199              15,751               8,619
Legal fees                                            6,132             6,132               6,132               6,132
Audit and tax return fees                            12,774            12,775              12,775              12,775
Director fees and expenses                            5,131             5,131               5,132               5,131
Officers and directors insurance                      7,006            12,548               6,838               8,483
Administrative and other fees                         6,284             6,834               6,887               4,203
                                              -------------     -------------       -------------       -------------

  Total Expenses                              $     124,129     $     120,762       $     114,175       $     106,687

NET INVESTMENT INCOME                         $   4,472,963     $   5,421,520       $   1,571,477       $   1,531,097

REALIZED AND UNREALIZED GAINS
(LOSSES) ON INVESTMENTS
Net realized gain (loss) on                   $     (25,643)    $   1,073,910       $  10,655,846       $   7,371,464
     investments sold
Net realized gain (loss) on closed futures
    and options contracts                            65,242                 0                   0             (56,604)
Net change in unrealized appreciation
    (depreciation) of investments, futures,
     and options                                 (2,455,200)       (1,147,704)          8,583,529            (692,742)
                                              -------------     -------------       -------------       -------------

NET GAIN (LOSS) ON INVESTMENTS                $  (2,415,601)    $     (73,794)      $  19,239,375       $   6,622,118
                                              -------------     -------------       -------------       -------------

NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS                 $   2,057,362     $   5,347,726       $  20,810,852       $   8,153,215
                                              -------------     -------------       -------------       -------------
                                              -------------     -------------       -------------       -------------


THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE STATEMENTS.

--------------------------------------------------------------------------------

AHA INVESTMENT FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------------------------------------------------
                                    FULL MATURITY                                  LIMITED MATURITY
                                    FIXED INCOME PORTFOLIO                         FIXED INCOME PORTFOLIO
                                    ----------------------------------------       ---------------------------------------
                                    YEAR ENDED             YEAR ENDED              YEAR ENDED             YEAR ENDED
                                    JUNE 30, 1998          JUNE 30, 1999           JUNE 30, 1998          JUNE 30, 1999
--------------------------------------------------------------------------------------------------------------------------
OPERATIONS:

Net investment income                $    3,918,929        $      4,472,963         $    7,056,403        $      5,421,520
Net realized gain on
    investments sold and closed
   futures and options contracts            775,137                  39,599                603,041               1,073,910
Net change in unrealized
  appreciation (depreciation) of
   investments,  futures and
   options                                1,500,369              (2,455,200)               111,803              (1,147,704)
                                    ---------------        -----------------       ---------------        -----------------

Net increase in net assets
  resulting from operations               6,194,435               2,057,362              7,771,247               5,347,726
                                    ---------------        ----------------        ---------------        ----------------

DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment
  income                                 (3,918,929)             (4,472,963)            (7,056,403)             (5,421,520)
Capital gains distribution                       --                      --                     --                      --
                                    ---------------        ----------------        ---------------        ----------------
Net decrease in net assets
   resulting from distributions      $   (3,918,929)       $     (4,472,963)        $   (7,056,403)       $     (5,421,520)

SHARE TRANSACTIONS:
Subscriptions of fund shares             19,714,754              10,557,454             66,599,835              29,136,977
Investment income dividends
   reinvested                             3,905,490               4,466,909              6,698,745               5,341,148
Capital gains distributions
   reinvested                                    --                      --                     --                      --
                                    ---------------        ----------------        ---------------        ----------------
Gross increase in fund shares            23,620,244              15,024,363             73,298,580              34,478,125
Redemptions of fund shares               (4,862,697)            (11,017,877)           (85,320,203)            (59,446,215)
                                    ---------------        ----------------        ---------------        ----------------
Net increase (decrease) from
   share transactions                    18,757,547               4,006,486            (12,021,623)            (24,968,090)
                                    ---------------        ----------------        ---------------        ----------------
Net increase (decrease) in net
  assets                            $    21,033,053        $      1,590,885         $  (11,306,779)       $    (25,041,884)

TOTAL NET ASSETS
Beginning of Year                        50,796,285              71,829,338            141,023,375             129,716,596
                                    ---------------        ----------------        ---------------        ----------------

End of Year                         $    71,829,338        $     73,420,223        $   129,716,596        $    104,674,712
                                    ---------------        ----------------        ---------------        ----------------
                                    ---------------        ----------------        ---------------        ----------------

Undistributed net
investment income                   $             0        $              0        $             0        $              0
                                    ---------------        ----------------        ---------------        ----------------
                                    ---------------        ----------------        ---------------        ----------------


THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE STATEMENTS.

--------------------------------------------------------------------------------

AHA INVESTMENT FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS

-----------------------------------------------------------------------------------------------------------------------

                                    DIVERSIFIED EQUITY PORTFOLIO                   BALANCED PORTFOLIO
                                    -------------------------------------          ------------------------------------
                                    YEAR ENDED          YEAR ENDED                 YEAR ENDED           YEAR ENDED
                                    JUNE 30, 1998       JUNE 30, 1999              JUNE 30, 1998        JUNE 30, 1999
-----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                $  1,155,391        $    1,571,477             $  1,670,427         $    1,531,097
Net realized gain on
  investments sold  and closed
  futures and options contracts        14,530,821            10,655,846                7,424,058              7,314,860
Net change in unrealized
  appreciation (depreciation)
  of investments, futures, and
  options                                 910,168             8,583,529                  283,712               (692,742)
                                    -------------       ---------------            -------------        ---------------
Net increase in net assets
  resulting from operations            16,596,380            20,810,852                9,378,197              8,153,215
                                    -------------       ---------------            -------------        ---------------

DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment
   income                              (1,146,547)           (1,584,051)              (1,662,939)            (1,542,516)
Capital gains distribution            (14,645,221)           (8,635,723)              (7,943,151)            (5,761,408)
                                    -------------       ---------------            -------------        ---------------
Net decrease in net assets
   resulting from distributions      $(15,791,768)       $  (10,219,774)            $ (9,606,090)        $   (7,303,924)

SHARE TRANSACTIONS:
Subscriptions of fund shares           20,167,552            29,559,964                8,202,099              1,380,210
Investment income dividends
   reinvested                           1,146,547             1,584,051                1,377,522              1,278,332
Capital gains distributions
   reinvested                          14,645,221             8,635,723                6,594,632              5,761,408
                                    -------------       ---------------            -------------        ---------------

Gross increase in fund shares          35,959,320            39,779,738               16,174,253              8,419,950
Redemptions of fund shares            (21,618,574)           (9,214,420)              (8,723,903)            (5,328,032)
                                    -------------       ---------------            -------------        ---------------
Net increase from
   share transactions                  14,340,746            30,565,318                7,450,350              3,091,918
                                    -------------       ---------------            -------------        ---------------
Net increase in net assets           $ 15,145,358            41,156,396             $  7,222,457              3,941,209

TOTAL NET ASSETS
Beginning of Year                      70,590,398            85,735,756               52,137,238             59,359,695
                                    -------------       ---------------            -------------        ---------------

End of Year                         $  85,735,756       $   126,892,152            $  59,359,695        $    63,300,904
                                    -------------       ---------------            -------------        ---------------
                                    -------------       ---------------            -------------        ---------------

Undistributed net investment
    income                          $      54,567       $        41,993            $     777,628        $       766,209
                                    -------------       ---------------            -------------        ---------------
                                    -------------       ---------------            -------------        ---------------


THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE STATEMENTS.

--------------------------------------------------------------------------------

AHA INVESTMENT FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1999

--------------------------------------------------------------------------------
NOTE 1.
SIGNIFICANT ACCOUNTING POLICIES
The following are the significant accounting policies of Full Maturity Fixed Income, Limited Maturity Fixed Income, Diversified Equity and Balanced Portfolios (the "Portfolios"), each a series of AHA Investment Funds, Inc., a Maryland corporation, ("Fund").

SECURITY VALUATIONS
All securities are recorded at fair market value as of June 30, 1999. Securities traded on national securities exchanges are valued at last reported sales prices or, if there are no sales, at the latest bid quotation. Each over-the-counter security for which the last sale price is available from NASDAQ is valued at that price. All other over-the-counter securities for which reliable quotations are available are valued at the latest bid quotation. Securities convertible into equity securities are valued at the greater of latest bid valuation or net conversion value. Other assets and securities are valued by a method that the Board of Directors believes represents a fair value.

ACCOUNTING FOR FUTURES
The Fund may enter into long or short positions in futures contracts in order to hedge against the effect of changing values on portfolio securities held. When the Fund enters into a futures contract, it is required to deposit, into a segregated account at its custodian bank, U.S. Government securities as guarantee that it will meet the futures commitment. Each day the Fund receives or pays cash, called "variation margin," equal to the daily change in the market value of the futures contracts. Such receipts and payments are recorded as unrealized gains or losses until the futures contracts expire or are closed out. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time the Portfolios seek to close out a contract and changes in the value of the futures contract may not correlate with changes in the value of the portfolio securities being hedged. The Full Maturity Fixed Income and Balanced Portfolios had open futures contracts as of June 30, 1999.

ACCOUNTING FOR OPTIONS
The Fund may purchase and write (sell) put and call options on U.S. securities, stock indices, and futures contracts that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.


--------------------------------------------------------------------------------

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. Transactions in options written for the year ended June 30, 1999 for the Fund were as follows:

-------------------------------------------------------------------------------------------------------------

                                                  FULL MATURITY FIXED INCOME        BALANCED
                                                  -----------------------------     -------------------------
                                                  NUMBER OF     PREMIUMS            NUMBER OF     PREMIUMS
                                                  CONTRACTS     (000'S)             CONTRACTS     (000'S)
-------------------------------------------------------------------------------------------------------------

Options Outstanding at Beginning                         21      $   13,155           14          $   8,786
of Year
Options Written                                         519         342,637          211            145,139
Options Terminated in Closing                          (383)       (271,306)        (154)          (116,107)
Purchase Transactions
Options Expired                                         (88)        (33,783)         (38)           (13,987)
                                                        ----        --------         ----           --------
Options Outstanding at June 30, 1999                     69      $   50,701           33          $  23,831
-------------------------------------------------------------------------------------------------------------


The Limited Maturity and Diversified Equity Portfolios did not purchase or hold any options during the year ended June 30, 1999.

--------------------------------------------------------------------------------

INVESTMENT OPTIONS
FULL MATURITY FIXED INCOME PORTFOLIO
Seeks over the long term the highest level of income consistent with preservation of capital. Invests primarily on high quality fixed income securities. There is no restriction on the maximum maturity of the securities purchased. The average dollar-weighted maturity will vary and may exceed 20 years.

LIMITED MATURITY FIXED INCOME PORTFOLIO
Seeks a high level of current income, consistent with preservation of capital and liquidity. Invests primarily in high quality fixed income securities and maintains an average dollar-weighted portfolio maturity of five years or less.

DIVERSIFIED EQUITY PORTFOLIO
Seeks long-term capital growth. Invests primarily in equity securities and securities having equity characteristics.

BALANCED PORTFOLIO
Seeks a combination of growth of capital and income. Invests varying proportions of its assets in equity and fixed income securities, with not less than 25 percent of total assets invested in fixed income securities.

REPURCHASE AGREEMENTS
The Fund may enter into repurchase agreements with respect to any of the types of securities in which they are authorized to invest without regard to the maturity of the underlying security. Repurchase agreements will be effected only with banks, savings institutions and broker-dealers. They involve the purchase by a Portfolio of a debt security with the condition that, after a stated period of time, the original seller will buy back the same security at a predetermined price or yield. Repurchase agreements are used to enhance liquidity and to earn income for periods as short as overnight. To minimize risk, the securities underlying each repurchase agreement will be maintained with the Fund's custodian, or a subcustodian, in an amount at least equal in value to the repurchase price under the agreement (including accrued interest thereunder), and such agreements will only be effected with parties that meet certain creditworthiness standards. However, in the event the other party to the repurchase agreement fails to repurchase the securities subject to such agreement, a Portfolio could suffer a loss to the extent it is precluded from selling the securities or, if due to delays, proceeds from the same are less than the repurchase price. The Fund had no outstanding repurchase agreements as of June 30, 1999.

--------------------------------------------------------------------------------

FEDERAL INCOME TAXES
No provision is made for Federal Income Taxes since the Portfolios elect to be taxed as "regulated investment companies" and make such distributions to their shareholders as to be relieved of all Federal income taxes under provisions of current Federal tax law. At June 30, 1999, the Funds' most recent fiscal year end, the approximate capital loss carryforwards for U.S. Federal income tax purposes for the Full Maturity Fixed Income Portfolio and Limited Maturity Fixed Income Portfolio were approximately $650,000 and $2.0 million respectively. These capital loss carryforwards expire beginning in the year ending June 30, 2003, and are available to offset future capital gains.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OTHER INFORMATION
The accounts of the Fund are kept on the accrual basis of accounting. Securities transactions are recorded on the trade date. Realized gains or losses from sales of securities are determined on the specific identification cost basis. Dividend income is recognized on the ex-dividend date.

NOTE 2.
FUND DISTRIBUTIONS
The Full Maturity Fixed Income Portfolio and the Limited Maturity Fixed Income Portfolio declare income dividends from net investment income daily and pay these dividends monthly, on the last day of every month.

In the Diversified Equity Portfolio and Balanced Portfolio, dividends from net investment income are declared on the thirteenth day of the last month of each quarter; the ex-dividend date is the fourteenth; and payment is made on the fifteenth. The aggregate distributions of net investment income for the Diversified Equity Portfolio and Balanced Portfolio were $0.292 and $0.364 per share, respectively, during the year ended June 30, 1999.

During the year ended June 30, 1999, the Diversified Equity and Balanced Portfolios made a long-term capital gain distribution of $1.628 and $1.263 per share, respectively.

During the year ended June 30, 1999, the Diversified Equity and Balanced Portfolios made a short-term capital gain distribution of $0.015 and $0.111 per share, respectively.


--------------------------------------------------------------------------------

NOTE 3.
DIRECTORS' FEES AND TRANSACTIONS WITH AFFILIATES
Directors not affiliated with Hewitt Associates LLC ("Hewitt") or American Hospital Association ("AHA") receive $1,000 for each quarterly meeting and $500 for each special meeting of the Board of Directors, or committee thereof, (plus travel expenses). No remuneration has been paid to any principal or employee of the Fund's investment consultant, Hewitt, or any director or officer of AHA. The investments of the Portfolios are managed by various advisory organizations which serve as the investment managers. The Fund pays no fees to Hewitt or to the investment managers.

Hewitt is compensated for its services by the shareholders pursuant to The Program Services Agreement it has with each shareholder, under which Hewitt provides asset allocation consulting and certain other services. Fees of the investment managers are paid by Hewitt. The Program Service Fee is equal to .50% for the Full Maturity and Limited Maturity Portfolios and 0.75% for the Balanced and Diversified Equity Portfolios and is reflected in the total return as disclosed in the financial highlights tables.

Hewitt has voluntarily undertaken to pay certain expenses of the Portfolios (or to reimburse the Portfolios for certain expenses) as may be necessary to limit total expenses of the Portfolios to specified amounts. American Hospital Association Services, Inc. has, in this regard, agreed to reimburse Hewitt for one-half of the amounts incurred by Hewitt pursuant to this undertaking. The maximum expense as a percent of average net assets for the Full Maturity Fixed Income Portfolio, the Limited Maturity Fixed Income Portfolio, the Diversified Equity Portfolio, and the Balanced Portfolio is 0.50% (annual percentage). The Portfolios have reached asset levels which allow the reduction of expenses to percentage amounts below that set forth above. The Portfolios may reimburse Hewitt for the expenses of the Portfolios it voluntarily has absorbed on or after September 1, 1989, provided that such reimbursement does not cause the percentage expense limitations set forth above to be exceeded and is approved by the Board of Directors of the Fund. There is no commitment, however, by the Fund to make any such reimbursement. As of June 30, 1999, approximate expenses paid on behalf of or reimbursed to the Portfolio by Hewitt since September 1, 1989, were: $101,400 for the Full Maturity Fixed Income Portfolio; $41,000 for the Limited Maturity Fixed Income Portfolio; $116,000 for the Diversified Equity Portfolio; and $10,900 for the Balanced Portfolio.

NOTE 4.
SHORT-TERM DEBT
To facilitate portfolio liquidity, each Portfolio is authorized to borrow against portfolio securities. During the year ended June 30, 1999, there were no borrowings.

--------------------------------------------------------------------------------

NOTE 5.
INVESTMENT TRANSACTIONS
The aggregate cost of purchases and proceeds from sales of securities (exclusive of short-term obligations) for the year ended June 30, 1999 is presented below:

-------------------------------------------------------------------------------
PORTFOLIO                                PURCHASES           SALES
-------------------------------------------------------------------------------

Full Maturity Fixed Income                250,868,104         237,820,298

Limited Maturity Fixed Income             182,614,677         205,738,148

Diversified Equity                        101,845,453          80,211,641

Balanced                                  135,438,163         138,966,269

-------------------------------------------------------------------------------

At June 30, 1999, gross unrealized appreciation and depreciation of investments and futures on a tax basis and the cost of investments for financial reporting purposes and for Federal income tax purposes were as follows:

------------------------------------------------------------------------------------------------------------------

                                                                                COST OF INVESTMENTS
                                                                                ----------------------------------
                                                                                FINANCIAL            FEDERAL
PORTFOLIO                              APPRECIATION         DEPRECIATION        REPORTING            INCOME TAX
------------------------------------------------------------------------------------------------------------------

Full Maturity Fixed Income               425,832             1,410,523            86,332,348           86,332,348

Limited Maturity Fixed Income             77,511               795,788           103,807,540          103,807,540

Diversified Equity                    28,332,649             2,630,314           100,754,298          100,754,298

Balanced                               8,999,945               646,979            59,772,458           59,772,458

------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

NOTE 6.
TRANSACTIONS IN CAPITAL STOCK SHARES

-------------------------------------------------------------------------------------------------------
                                           FOR THE YEAR ENDED JUNE 30, 1999
                                           ------------------------------------------------------------
                                           FULL            LIMITED
                                           MATURITY        MATURITY       DIVERSIFIED
                                           FIXED INCOME    FIXED INCOME   EQUITY          BALANCED
                                           PORTFOLIO       PORTFOLIO      PORTFOLIO       PORTFOLIO
-------------------------------------------------------------------------------------------------------
Transactions in capital stock shares
were as follows:

Subscriptions of fund shares                 1,035,517      2,837,605      1,444,628        104,870
Investment income dividends
  reinvested                                   438,828        519,500         79,595         92,172
Capital Gains Distribution reinvested                0              0        450,011        436,139
                                           -----------    -----------    -----------    -----------
Gross increase in fund shares                1,474,345      3,357,105      1,974,234        633,181
Redemptions of fund shares                  (1,079,427)    (5,777,512)      (453,783)      (385,827)
                                           -----------    -----------    -----------    -----------
Net increase (decrease) in fund shares         394,918     (2,420,407)     1,520,451        247,354
Beginning of Year                            7,057,541     12,687,403      4,208,919      4,061,886
                                           -----------    -----------    -----------    -----------
End of Year                                  7,452,459     10,266,996      5,729,370      4,309,240
                                           -----------    -----------    -----------    -----------
                                           -----------    -----------    -----------    -----------
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                           FOR THE YEAR ENDED JUNE 30, 1998
                                           ------------------------------------------------------------------
                                           FULL             LIMITED
                                           MATURITY         MATURITY          DIVERSIFIED
                                           FIXED INCOME     FIXED INCOME      EQUITY             BALANCED
                                           PORTFOLIO        PORTFOLIO         PORTFOLIO          PORTFOLIO
-------------------------------------------------------------------------------------------------------------
Transactions in capital stock shares
were as follows:

Subscriptions of fund shares                1,961,116         6,517,696           993,893           582,923
Investment income dividends
  reinvested                                  387,960           655,990            54,313            90,950
Capital Gains Distribution reinvested               0                 0           822,303           484,187
                                         ------------      ------------      ------------      ------------
Gross increase in fund shares               2,349,076         7,173,686         1,870,509         1,158,060
Redemptions of fund shares                   (481,959)       (8,360,183)       (1,069,048)         (603,703)
                                         ------------      ------------      ------------      ------------
Net increase (decrease) in fund shares      1,867,117        (1,186,497)          801,461           554,357
Beginning of Year                           5,190,424        13,873,900         3,407,458         3,507,529
                                         ------------      ------------      ------------      ------------
End of Year                                 7,057,541        12,687,403         4,208,919         4,061,886
                                         ------------      ------------      ------------      ------------
                                         ------------      ------------      ------------      ------------
-------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

NOTE 7:
FINANCIAL HIGHLIGHTS
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
FULL MATURITY FIXED INCOME PORTFOLIO

----------------------------------------------------------------------------------------------------------------------------

                                                         YEAR ENDED JUNE 30
                                                        --------------------------------------------------------------------
                                                          1995           1996           1997          1998           1999
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $9.48          $9.88          $9.63          $9.79         $10.18

INCOME FROM INVESTMENT OPERATIONS

  Net investment income                                   0.65           0.65           0.65           0.64           0.60
  Net realized and unrealized gain (loss)
    on investments and futures                            0.40          (0.25)          0.16           0.39          (0.33)
                                                        --------------------------------------------------------------------
    Total from Investment Operations                      1.05           0.40           0.81           1.02           0.27

LESS DISTRIBUTIONS:
Net investment income                                    (0.65)         (0.65)         (0.65)         (0.64)         (0.60)
Net realized capital gains                               (0.00)         (0.00)         (0.00)         (0.00)         (0.00)
                                                        --------------------------------------------------------------------
  Total Distributions                                    (0.65)         (0.65)         (0.65)         (0.64)         (0.60)
                                                        --------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                           $9.88          $9.63          $9.79         $10.18          $9.85
                                                        --------------------------------------------------------------------

TOTAL RETURN ON NET ASSET VALUE (A)                      10.99%          3.58%          8.09%         10.20%          2.11%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)               $39,874        $53,292        $50,796        $71,829        $73,420
Ratio of Expenses to Average Net Assets (B)               0.21%          0.21%          0.21%          0.17%          0.16%
Ratio of Net Investment Income to
  Average Net Assets (B)                                  6.88%          6.52%          6.63%          6.19%          5.90%
Portfolio turnover rate                                 279.42%        283.13%        304.93%        178.52%        273.61%









------------------------------

(A) Total Return on Net Asset Value is net of the management fee of 0.50% per annum.
(B) Ratios include all management fees and expenses except for the program services fees.



--------------------------------------------------------------------------------

NOTE 7:
FINANCIAL HIGHLIGHTS
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
LIMITED MATURITY FIXED INCOME PORTFOLIO

-------------------------------------------------------------------------------------------------------------------

                                                        YEAR ENDED JUNE 30
                                                       ------------------------------------------------------------
                                                        1995        1996         1997         1998         1999
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $10.09       $10.22       $10.12       $10.16       $10.22

INCOME FROM INVESTMENT OPERATIONS

  Net investment income                                 0.62         0.62         0.61         0.60         0.53
  Net realized and unrealized gain (loss)
    on investments and futures                          0.13        (0.10)        0.04         0.06        (0.02)
                                                       ------------------------------------------------------------
    Total from Investment Operations                    0.75         0.52         0.65         0.66         0.51

LESS DISTRIBUTIONS:
Net investment income                                  (0.62)       (0.62)       (0.61)       (0.61)       (0.53)
Net realized capital gains                             (0.00)       (0.00)       (0.00)       (0.00)       (0.00)
                                                       ------------------------------------------------------------
  Total Distributions                                  (0.62)       (0.62)       (0.61)       (0.61)       (0.53)
                                                       ------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                        $10.22       $10.12       $10.16       $10.22       $10.20
                                                       ------------------------------------------------------------

TOTAL RETURN ON NET ASSET VALUE (A)                     7.19%        4.66%        6.03%        6.11%        4.59%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)            $186,856     $201,196     $141,023     $129,717     $104,675
Ratio of Expenses to Average Net Assets (B)             0.12%        0.10%        0.12%        0.12%        0.12%
Ratio of Net Investment Income to
  Average Net Assets (B)                                6.17%        6.03%        6.04%        5.92%        5.30%
Portfolio turnover rate                               155.12%      132.75%      121.70%      144.97%      176.78%

















-----------------------
(A) Total Return on Net Asset Value is net of the management fee of 0.50% per annum.
(B) Ratios include all management fees and expenses except for the program services fees.





--------------------------------------------------------------------------------

NOTE 7:
FINANCIAL HIGHLIGHTS
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
DIVERSIFIED EQUITY PORTFOLIO

------------------------------------------------------------------------------------------------------------------------------------

                                                     YEAR ENDED JUNE 30
                                                   ---------------------------------------------------------------------------------
                                                          1995              1996            1997          1998           1999
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $13.90            $14.76          $17.59        $20.72          $20.37

INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                    0.29              0.35            0.34          0.32            0.29
  Net realized and unrealized gain (loss)
    on investments and futures                             2.34              3.57            5.18          4.14            3.42
                                                   ---------------------------------------------------------------------------------
    Total from Investment Operations                       2.63              3.92            5.52          4.46            3.71

LESS DISTRIBUTIONS:
Net investment income                                    (0.29)            (0.35)          (0.34)        (0.32)           (0.29)
Net realized capital gains                               (1.48)            (0.74)          (2.05)        (4.49)           (1.64)
                                                   ---------------------------------------------------------------------------------
  Total Distributions                                    (1.77)            (1.09)          (2.39)        (4.81)           (1.93)
                                                   ---------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                           $14.76            $17.59          $20.72        $20.37          $22.15
                                                   ---------------------------------------------------------------------------------

TOTAL RETURN ON NET ASSET VALUE (A)                      20.11%            26.42%          32.97%        24.05%          18.90%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)                $39,634           $54,435         $70,590       $85,736       $126,892
Ratio of Expenses to Average Net
  Assets (B)                                              0.31%             0.18%           0.17%         0.14%           0.10%
Ratio of Net Investment Income to
  Average Net Assets (B)                                  2.30%             2.09%           1.83%         1.51%           1.43%
Portfolio turnover rate                                  68.12%            57.76%          67.31%        65.82%          74.35%
















------------------------------

(A) Total Return on Net Asset Value is net of the management fee of 0.75% per annum.
(B) Ratios include all management fees and expenses except for the program services fees.




--------------------------------------------------------------------------------

NOTE 7:
FINANCIAL HIGHLIGHTS
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
BALANCED PORTFOLIO

----------------------------------------------------------------------------------------------------------------

                                                  YEAR ENDED JUNE 30
                                               -----------------------------------------------------------------
                                                  1995          1996         1997         1998          1999
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $11.66        $12.63       $13.38       $14.86        $14.61

INCOME FROM INVESTMENT OPERATIONS
  Net investment income                            0.32          0.41         0.37         0.41          0.36
  Net realized and unrealized gain (loss)
    on investments and futures                     1.44          1.98         2.65         2.01          1.45
                                               -----------------------------------------------------------------
    Total from Investment Operations               1.76          2.39         3.02         2.42          1.81

LESS DISTRIBUTIONS:
Net investment income                             (0.32)        (0.41)       (0.39)       (0.44)        (0.36)
Net realized capital gains                        (0.47)        (1.23)       (1.15)       (2.23)        (1.37)
                                               -----------------------------------------------------------------
  Total Distributions                             (0.79)        (1.64)       (1.54)       (2.67)        (1.73)
                                               -----------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                   $12.63        $13.38       $14.86       $14.61        $14.69
                                               -----------------------------------------------------------------

TOTAL RETURN ON NET ASSET VALUE (A)               14.97%        19.20%       23.23%       16.79%        13.10%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)        $46,646       $43,130      $52,137      $59,360       $63,301
Ratio of Expenses to Average Net
  Assets (B)                                       0.21%         0.23%        0.23%        0.18%         0.18%
Ratio of Net Investment Income to
  Average Net Assets (B)                           4.12%         3.08%        2.81%        2.86%         2.55%
Portfolio turnover rate                          160.41%       146.69%      173.60%      169.04%       206.43%















--------------------------------

(A) Total Return on Net Asset Value is net of the management fee of 0.75% per annum.
(B) Ratios include all management fees and expenses except for the program services fees.




--------------------------------------------------------------------------------
                                       69

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Shareholders and Board of Directors of AHA Investment Funds, Inc.-
   Full Maturity Fixed Income Portfolio
   Limited Maturity Fixed Income Portfolio
   Diversified Equity Portfolio
   Balanced Portfolio:

We have audited the accompanying statements of assets and liabilities of AHA INVESTMENTS FUNDS, INC. ( a Maryland corporation, comprising the Full Maturity Fixed Income Portfolio, Limited Maturity Fixed Income Portfolio, Diversified Equity Portfolio and Balanced Portfolio), including the portfolios of investments, as of June 30, 1999, and the related statements of operations, statements of changes in net assets and financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmations from brokers and, when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

--------------------------------------------------------------------------------
                                       70

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the AHA Investment Funds, Inc. as of June 30, 1999, and the results of their operations, the changes in their net assets and their financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.





Chicago, Illinois
August 13, 1999

--------------------------------------------------------------------------------
                                       71

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE




--------------------------------------------------------------------------------
For each of the investment managers of AHA Investment Funds, Inc., a performance discussion is provided on its segment of the Portfolio. Each of the investment managers' discussions includes an analysis of investment performance during the fiscal year ended June 30, 1999 and a description of the principal factors, including market conditions, investment strategies, and techniques that affected performance. Past performance is not predictive of future performance.

Also included are graphs comparing the performance of the Portfolios to the performance of broad based securities market indices. These graphs show the growth of $100,000.00 invested in each Portfolio and the growth of the same amount invested in a comparable index since inception of the Portfolio through June 30, 1999. The graph of each of the Portfolios is shown, net of all fees and expenses. These fees include the program services fee of the AHA Program. The graphs assume the reinvestment of all dividends/interest for both the Portfolios and indices. Listed below is additional information related to the Portfolios.

FULL MATURITY FIXED INCOME PORTFOLIO
-----------------------------------------------------------------------------------------------
INVESTMENT MANAGER                                STARTING DATE           PERCENT OF PORTFOLIO
-----------------------------------------------------------------------------------------------
Western Asset Management Company                  July 1, 1995                     50%
Firstar Investment Research & Mgmt. Co., LLC      December 1, 1996                 50%

-----------------------------------------------------------------------------------------------

LIMITED MATURITY FIXED INCOME PORTFOLIO
-----------------------------------------------------------------------------------------------
INVESTMENT MANAGER                                STARTING DATE           PERCENT OF PORTFOLIO
-----------------------------------------------------------------------------------------------
The Patterson Capital Corporation                 December 22, 1988               100%

-----------------------------------------------------------------------------------------------

DIVERSIFIED EQUITY PORTFOLIO
-----------------------------------------------------------------------------------------------
INVESTMENT MANAGER                                STARTING DATE           PERCENT OF PORTFOLIO
-----------------------------------------------------------------------------------------------
Cambiar Investors, Inc.                           October 20, 1988                 50%
Investment Research Company                       December 1, 1993                 50%

-----------------------------------------------------------------------------------------------

BALANCED PORTFOLIO
-----------------------------------------------------------------------------------------------
INVESTMENT MANAGER                                STARTING DATE           PERCENT OF PORTFOLIO
-----------------------------------------------------------------------------------------------
Cambiar Investors, Inc.                           December 1, 1993                 50%
Western Asset Management Co.                      July 1, 1995                     30%
Investment Research Co.                           June 15, 1999                    20%
-----------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE




FULL MATURITY FIXED INCOME PORTFOLIO
WESTERN ASSET MANAGEMENT COMPANY (MANAGES 50% OF THE PORTFOLIO)
During the fiscal year ended June 30, 1999, the total return of the Full Maturity Fixed Income Portfolio, net of all fees and expenses, was 2.11% compared to the Lehman Brothers Aggregate Bond Index (LB Aggregate Index) which had a total return of 3.13% for the same period. The gross return of the segment of the Portfolio, managed by Western Asset Management Company (WAMCO) was 2.38%. The principal factors which affected performance during this period are discussed below.

Global fixed income markets were particularly volatile for the year ending June 30, 1999. The period can be divided into two halves, representing distinct underlying market sentiment and performance. Overall, the broad market managed to eke out a small positive return of 2.11% for the LB Aggregate Index.

The first half of the period, the third and fourth quarters of 1998 saw U.S. Treasury yields fall sharply as investors sought liquidity and quality in the midst of global currency and financial crises. World wide, the spread between yields on non-sovereign issues (corporate, mortgage, asset backed securities etc.) and Treasuries widened in the wake of the Russian devaluation and repudiation of debt late last summer, causing these sectors to sharply underperform the broad market. In the fall of 1998, the Fed lowered the Fed Funds rates three times (by 0.25% each time) to 4.75% in order to provide liquidity to the market and stave off further global economic deterioration.

A sharp reversal of sentiment began late in 1998 and continued in the first half of 1999, with yields on Treasuries rising sharply as fears of a reflationary boom quickly supplanted prior recessionary worries. The Fed reversed policy and raised the Fed Funds' rate at the end of June 1999 to 5.00%, citing inflation fears in the wake of evidence of continued strong growth.

In terms of returns, year-to-date market sector performance is virtually a mirror image of the second half of 1998. Sovereign issues, including US Treasury securities lagged other sectors of the fixed income markets for the first six months of 1999. The "riskiest" sectors of the market, high yield and emerging market debt, those that suffered most acutely in the crises of 1998, have rebounded sharply, posting the highest returns of any broad market sector year-to-date.

WAMCO's Portfolio underperformed its benchmark for the 12 month period, with a total return of 2.38 % vs. 3.13 % for the LB Aggregate Index, as portfolio strategies produced mixed results. The Portfolio's long relative duration was the largest detriment to performance as interest rates ended the period sharply higher. Consistent with internal risk management policies, the Portfolio duration ranged between 110 and 120% of benchmark duration. The long duration position was adopted based on a view that inflation fundamentals were solid, and that interest rates remained relatively high compared to what was likely to prove a benign inflationary environment. While this view has been borne out by inflation reports, fear that continued strong growth must eventually lead to inflation has caused the Fed to adopt an extremely hawkish stance.


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                                       73

Yield curve positioning (term structure) somewhat mitigated the effect of rising yields. In the first 6 months of the period, emphasis on intermediate maturities was a positive as the curve steepened. During the second half of the year long period, the manager shifted to an emphasis on long maturities which also contributed to performance as long term rates rose less than those of intermediate securities.

The Portfolio's overweight exposure (relative to the LB Aggregate Index) to non Treasury sectors, including mortgages and corporate and asset-backed securities, detracted from performance for the 12 month period. Overweight exposure to the mortgage sector was a drag on performance, as was the manager's emphasis on discount coupons, which slightly underperformed the broad sector. A moderate overweighting to the corporate sector also had a negative impact on results, since the fallout from the Asian crisis, and later inflationary fears tended to cause credit spreads to widen, even as equity markets rose to new highs on the same reports of strong growth. This effect was offset somewhat, however, by strong performance of select issues.

Finally, a moderate exposure to inflation-indexed bonds proved to be a drag on performance, as real rates rose over the period. The manager continues to believe that inflation-indexed bonds offer attractive hedging characteristics as well as solid intrinsic value.





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                                       74

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE



--------------------------------------------------------------------------------
FULL MATURITY FIXED INCOME PORTFOLIO (CONTINUED)
FIRSTAR INVESTMENT RESEARCH & MANAGEMENT COMPANY, LLC (MANAGES 50% OF THE PORTFOLIO)
During the fiscal year ended June 30, 1999, the total return of the Full Maturity Fixed Income Portfolio, net of all fees and expenses, was 2.11% compared to the Lehman Brothers Aggregate Bond Index (LB Aggregate Index) which had a total return of 3.13% for the same period. The gross return of the segment of the Portfolio, managed by Firstar Investment Research & Management Company, LLC ("FIRMCO") was 3.25%. The principal factors, which affected performance during this period are discussed below.

In the portion of the AHA FULL MATURITY FIXED INCOME FUND, ("the Fund"), which is managed by FIRMCO, they seek to provide an annual rate of total return comparable to that of the LB Aggregate Index, before Fund expenses. The Benchmark is a widely accepted composite of securities representing the bond market in its entirety.

OBJECTIVE
In order to achieve this objective, we must first match the performance of the Benchmark. We do this by keeping the assets of the Fund "DURATION NEUTRAL*" to the assets of the Benchmark. Whereas many fixed income managers lengthen (shorten) a portfolio's average maturity or duration when they expect interest rates to decline (rise), we do not. Regardless of our interest rate forecast, we hold the duration of the Fund equivalent to that of the Benchmark. This ensures that the Fund has the same sensitivity to changes in interest rates as the Benchmark. We have found that even professional fixed income managers cannot consistently, over long periods of time, add value to portfolios by implementing interest rate forecasts as duration bets.

Once we track the performance of the Benchmark, we then focus on adding value in the Fund using three broad-based investment decision strategies:

1)    YIELD CURVE POSITIONING       Selecting the "maturity mix" of securities
                                    in the Fund, which may overweight or
                                    underweight certain maturity segments versus their Benchmark weightings. This is done while maintaining the overall portfolio duration equivalent to that of its Benchmark.

2)    SECTOR ALLOCATION             Selecting sectors of the bond market to
                                    overweight or underweight in the Fund versus the Benchmark weightings. The various sectors include U.S. Treasury, U.S.
                                    Government Agency, Mortgage-Backed
                                    Securities, Asset-Backed Securities, Cash
                                    Equivalents, and various corporate sectors such as: Industrials, Utilities, Finance, and International.


--------------------------------------------------------------------------------

3)    ISSUE SELECTION               Selecting securities for the Fund is the
                                    "basic building block" of all of our added value work. Every security that is evaluated for purchase in the Fund is thoroughly researched and tested. With just 68 securities in the Fund, (compared to the Benchmark which has over 5,300), we are very opinionated about each and every security that we choose to buy and hold.


* DURATION is a mathematical measure of a bond or bond portfolio's potential sensitivity to changes in interest rates. It is similar to "average maturity" in that it is a measure in years, but it is more precise. Whereas a bond's average maturity takes into account only its final principal cash flow, duration takes into account a bond's periodic coupon payments and its principal cash flow, weighting each of these by the time until their receipt.

The last twelve months have been difficult for fixed income investors. For the fiscal year ended June 30, 1999, the Fund, in its entirety, had a total return comparable to its Benchmark. The Fund appreciated +2.11%, net of expenses, while the Lehman Brothers Aggregate Bond Index appreciated +3.15%.

Since year-end 1998, the Full Maturity Fixed Income Fund, in it's entirety, returned (1.19)% compared to the Benchmark return of (0.88)%. FIRMCO has been an investment manager for a portion of the Fund since December 1996. During the last twelve months, on the portion of the Fund that FIRMCO manages, the Fund had a total return of +3.25%, before expenses, versus the Benchmark return of +3.13%. During this time, yields on U.S. Treasury bonds and notes increased approximately 40 basis points. For example, the 10 year U.S. Treasury note yielded 5.4% on 6/30/98 and yielded 5.8% on 6/30/99.

The Fund's duration is the single most significant determinant of its total return. In attempting to achieve its objective, the Fund may invest in securities with very long remaining maturities, (30 years or longer), in addition to shorter bonds and notes. As of June 30, 1999, the FIRMCO-managed portion of this Fund has an overall AVERAGE PORTFOLIO MATURITY OF 9.6 YEARS, and a DURATION OF 4.9 YEARS. This duration is equivalent to that of the Lehman Brothers Aggregate Bond Index.

In the FIRMCO-managed portion of the Fund, we tracked the return of the Benchmark and added 9 basis points of incremental value, before fund expenses. We attribute this added value to successful implementation of our three broad investment strategies: yield curve positioning, sector allocation, and issue selection.

Yield Curve Positioning: Opportunities within the yield curve have been rather limiting because of the curve's relatively flat shape (45 basis points between 2 year and 30 year U.S. Treasury securities). We have been under-weighted in the short end of the curve, and over-weighted in the 7 year and 20 year slice. This maturity structure can be referred to as a "modified bullet." Overall, we believe the Portfolio maturity structure will continue to generate a modest performance benefit for the balance of 1999.




--------------------------------------------------------------------------------

Sector Allocation: The Fund is over-weighted in several sectors. Within the asset-backed sector, we utilize securities backed by credit card receivables, home equity loans and manufactured housing loans as a substitute for other non-U.S. Treasury securities. The asset-backed securities that we own tend to be very highly rated (Aaa/AAA), and very liquid. We believe they have contributed favorably to the Fund's performance. Other sectors that have helped the Fund are finance, banking, and brokerage issues, international securities (all are denominated in U.S. dollars), and mortgage-backed securities. GIVEN THE HEALTHY U.S. ECONOMIC OUTLOOK, WE ANTICIPATE THAT OUR NON-TREASURY HOLDINGS WILL CONTINUE TO ADD VALUE TO THE FUND.

IN TERMS OF QUALITY, TWO-THIRDS OF THE FUND IS INVESTED IN OBLIGATIONS RATED "AAA" OR HIGHER. These obligations are primarily composed of U.S. Treasury bonds, agency mortgage-backed obligations and asset-backed securities. While the majority of the assets are of the highest quality, the Fund has significant exposure to "A" and "Baa" rated securities. These investment-grade bonds contributed favorably to the Fund's outperformance during the last twelve months.

Since beginning our work on behalf of the AHA Full Maturity Fund in December of 1996, we have adhered to the same investment management discipline. We have been managing fixed income portfolios using this approach for more than fourteen years. THE HALLMARK OF OUR APPROACH HAS BEEN CONSISTENT PERFORMANCE IN ALL MARKET ENVIRONMENTS. Our goal is to continue to deliver consistent performance. We look forward to continuing to serve AHA Fund shareholders.




--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF $100,000 INVESTMENT IN THE FULL MATURITY FIXED INCOME PORTFOLIO AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX FOR THE YEARS ENDED JUNE 30,

AVERAGE ANNUAL TOTAL RETURN
1 YEAR                       2.11%
SINCE INCEPTION              7.42%

EDGAR REPRESENTATION OF GRAPHIC

        FULL MATURITY     LB AGGREGATE INDEX
1988    100000            100000
1989    108602            110010
1990    113624            118641
1991    122561            131321
1992    139302            149778
1993    155986            167442
1994    153756            165249
1995    170647            185987
1996    176763            195313
1997    191072            211220
1998    210559            233458
1999    214994            240765

INCEPTION DATE FOR THE FULL MATURITY FIXED INCOME PORTFOLIO WAS OCTOBER 20,
1988.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


--------------------------------------------------------------------------------
LIMITED MATURITY FIXED INCOME PORTFOLIO
THE PATTERSON CAPITAL CORPORATION (MANAGES 100% OF THE PORTFOLIO)
During the fiscal year ended June 30, 1999, the total return of the Limited Maturity Fixed Income Portfolio ("the Portfolio"), net of all fees and expenses, was 4.59% compared to the 90-Day U.S. Treasury Bills, which had a total return of 4.52% and the Lehman Brothers 1-3 year Government Bond Index, which had a total return of 5.05% for the same period. The gross return of the Portfolio, managed by The Patterson Capital Corporation ("Patterson") was 5.27%. The principal factors, which affected performance during the fiscal year are discussed below.

The recent twelve-month period has been one of the most tumultuous on record in recent years. The markets were heating up as we entered the 3Q of 1998 with the devaluation of the Russian ruble. As is most often the case, any global malaise generally affects other regions and thus the problems in Russia spread to other emerging markets in both South America and Southeast Asia. While such global crisis had been weathered in recent years (the Southeast Asian meltdown in late
1997), the markets were completely unprepared for what occurred last summer and fall as many large hedge funds, which had huge leveraged positions in the affected foreign countries, saw their portfolio values nearly wiped out.

What resulted for our domestic fixed income market was twofold in nature. As is always the case in times of international crisis, the U.S. Treasury market served as a safe haven for investors and the increased demand for Treasuries caused yields to fall nearly 100 basis points (1%). While the performance of Treasuries was stellar, non-Treasury markets, corporates, asset-backeds, mortgages, etc., were suddenly gripped with fear and literally froze. Trading virtually came to a halt, and even investment grade debt, such as is found in the AHA Limited Maturity Portfolio, was not easily traded. The result was that yields on all non-Treasuries rose, especially in the emerging and high yield markets.

The second result was that the Federal Reserve felt compelled to take control of this global liquidity crisis before it spiraled further out of control. Consequently, the Fed lowered rates three times in the latter half of 1998 from 5.50% to 4.75%. This move of the Fed, along with Wall Street's monetary commitment to aid in the hedge fund rescue mission, was just the tonic the fixed income markets needed to stabilize.

While the Fed's actions did open up the markets and non-Treasuries began to do better moving into the first half of 1999, yields nonetheless were inching up since October of 1998. Ultimately, since rates fell during the "flight to quality" in 3Q '98, but rose in the following three quarters, there is virtually little difference in yields on shorter dated issues between 6/98 and 6/99. For example, the 2-year Treasury, a reasonable proxy for the AHA portfolio, yielded 5.47% in June of 1998, and 5.53% in June of 1999. From five years on out in maturity, rates actually rose slightly over the last year with the 30-year Treasury moving from 5.62% to 5.99%.

--------------------------------------------------------------------------------
                                       79

The gross return on the Patterson's Portfolio for the fiscal year ending 6/30/99 was 5.28% versus its benchmark, the Lehman Brothers 1-3 Government Index, of 5.90%. This return BESTED ALL TREASURY RETURNS for the year as indicated by the Lehman returns of 4.89%, 4.58% and -2.84% for 3-month T-bills, 2-year notes and 30-year bonds, respectively. For the first six months of 1999, the return for the fund is 1.44% vs 1.17% for the index. At the same time, the yield on the portfolio is 5.66% vs its index of 5.49%, and T-bills at 4.48%.

Because of the turbulence of the markets and the fact that short-term rates have been unchanged year-over-year, we maintained a fairly neutral maturity stance in the Portfolio. Maturities typically ranged between 1 and 3 years, with the overall maturity of the Portfolio averaging just under two years. This particular year would not have been one in which taking maturity risk would have been rewarded. The NEGATIVE total return of the 30-year bond noted above is indicative of this fact.

The second factor that contributed to this year's performance is the amount of non-Treasury exposure the portfolio has had at certain times. While we have historically weighted non-Treasuries at an average of about 40%, we've altered this exposure during the course of the year as non-Treasury securities performed poorly through the second half of 1998, then rebounded and again faded in 1999. In 2H 1998, non-Treasury exposure was roughly 30% during the time of global crisis. As the markets began to free up after the Fed stepped in, we increased exposure to 50% by 12/98 and corporates and ABS did very well in the first few months of 1999. Finally, as non-Treasuries fared poorly in May and June, exposure was decreased to just 35%.

Another strategy has been to tap into the growing government agency market. In the last year both Fannie Mae and Freddie Mac have begun programs to issue large, $1 billion+ issues on a specific calendar basis. Buying these larger issues has brought agency exposure from 2% to 9% and has increased the liquidity of the Portfolio.

Lastly, the traditionally high quality and liquidity of the Portfolio provided protection in late 1998. The Portfolio has a AA+ average quality. Lower rated issues performed abysmally in the year ending June 30, 1999.

--------------------------------------------------------------------------------

       COMPARISON OF CHANGE IN VALUE OF $100,000 INVESTMENT IN THE LIMITED
           MATURITY FIXED INCOME PORTFOLIO, 90 DAY T-BILLS AND LEHMAN
                    BROTHERS 1-3 YEAR GOVERNMENT BOND INDEX
                          FOR THE YEARS ENDED JUNE 30,

Average Annual Total Return
1 Year               4.59%
Since Inception       622%


[GRAPH]


         Limited Maturity  90-Day T-Bills  LB GOV'T 1-3 YEAR
1988          100000           100000           100000
1989          105014           104515           106346
1990          111860           112875           115243
1991          121362           120518           127050
1992          134059           125978           140173
1993          141425           129889           149344
1994          143031           134334           151614
1995          153312           141602           163238
1996          160454           148911           172183
1997          170125           156441           183507
1998          180517           164350           195908
1999          188807           169914           205815

INCEPTION DATE FOR THE DIVERSIFIED EQUITY PORTFOLIO WAS DECEMBER 22, 1988

--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


--------------------------------------------------------------------------------
DIVERSIFIED EQUITY PORTFOLIO
INVESTMENT RESEARCH COMPANY (MANAGES 50% OF THE PORTFOLIO)
During the fiscal year ended June 30, 1999, the total return of the Diversified Equity Portfolio, net of all fees and expenses, was 18.90%, compared to the S&P 500 Stock Index, which had a total return of 22.71% for the same period. The gross return of the segment of the Portfolio, managed by Investment Research Company ("IRC"), was 21.17%. The principal factors which affected the performance during the fiscal year are discussed below.

These last twelve months were characterized by the dominance of large growth stocks and very limited participation by stocks outside this cluster. From June 30,1998 to June 30, 1999, the S&P500/BARRA Growth index rose 28.2% versus 16.6% for the S&P500/BARRA Value index. Investors concerned with the effects of a global financial crisis flocked to the large capitalization growth companies, favoring growth scenarios over fundamental values. It was a very difficult environment for most disciplined investment strategists who could not wholeheartedly endorse the `value' of the current favorites of the market.

During this period, in spite of an investment environment unfavorable to stocks selling at a discount to the fundamental values, IRC's AHA account produced a return almost equal to that of the S&P500. To recap, IRC's investment strategy is one of relative fundamental value with comprehensive risk control. IRC invests in stocks selling at a discount to the fundamental worth. For example, the Price/Earnings ratio of IRC's Portfolio is 28.8 versus 35.1 for the S&P 500 index. IRC's portfolio has more than 20% greater earnings per dollar invested than does the index. The concept of relative value relates to our focus on valuations among comparable stocks (a utility stock will not be compared with a technology stock). We use a risk-forecast model to avoid excess portfolio volatility. In addition we limit our industry bets to less than 1.5% and our individual security bets to less than 2%.

Over the past year, the value orientation of the Portfolio hurt our active (or relative) performance. While investors ignored the fundamentals, a small number of high price/earnings stocks were pushed to even higher price ratios. However, our `relative' approach and risk control limited the adverse impact of these extreme growth stocks by maintaining a neutral policy to technology and other growth sectors. By employing careful risk control policies, we avoided the heavy losses suffered by many deep value managers over the past year. But this also had its flip side. In April, growing optimism of stronger global economic growth led to a strong rebound for cyclical sectors. The cyclical/industrial stocks outperformed the broad market by more than 10% in anticipation of stronger earnings for cyclical stocks. Traditional Value managers with heavy exposure to these stocks experience significant gains. By maintaining our sector neutral policies, IRC participated less than most deep Value managers.

--------------------------------------------------------------------------------
                                       82

Our risk control process also helped our performance in that the Portfolio holds a market weight among large capitalization stocks, albeit tilted towards the value end. The weighted average capitalization of the AHA portfolio is $101.7 billion on June 30, 1999, versus that of $103.5 billion for the S&P500 index. For the 12 months ending on June 30, 1999 the S&P500 index returned 22.71% whereas the S&P Smallcap 600 returned -2.3%. Portfolios managed without careful attention to capitalization characteristics ran the risk of substantial underperformance

While Value investing is the basis of our strategy, IRC recognizes that `value' is not simply defined by price/earnings. We also monitor Cashflow and Earnings Momentum which allows us to have a richer measure of the quality and dynamics of earnings of those companies in our universe. While many investors flocked to what they perceived as `quality' in the last twelve months, our attention to the quality of fundamentals certainly contributed to the performance of the Portfolio.

In summary, our style of relative value investing, with emphasis on quality of earnings and risk control, has helped the performance and lowered the volatility of our portfolio, during that long stretch of months and years when growth stocks simply dominated.

With the global economy making the transition from crisis to recovery, the dispersion between growth and value stocks has diminished and even shows signs of a resurgence across Value stocks. While there may be rotations among the leading sectors, it is unlikely that performance will be as concentrated as what we have witnessed recently. We are optimistic that IRC's investment approach, making risk-controlled bets based on fundamentals, is well situated to provide superior investment returns in the months ahead.

--------------------------------------------------------------------------------
                                       83

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


--------------------------------------------------------------------------------
DIVERSIFIED EQUITY PORTFOLIO
CAMBIAR INVESTORS, INC. (MANAGES 50% OF THE PORTFOLIO)
During the fiscal year ended June 30, 1999 the total return of the Diversified Equity Portfolio, net of all fees and expenses, was 18.90%, compared to the S&P 500 Stock Index, which had a total return of 22.71% for the same period. The gross return for the segment of the Portfolio, managed by Cambiar Investors, Inc. ("Cambiar") was 17.76%. The principal factors which affected performance during the fiscal year are discussed below.

Fiscal Year 1999 was one of the most unique investment environments witnessed in the history of the stock market. The S&P 500 Index, which is the benchmark index for the AHA Diversified Equity Portfolio, reached an intermediate peak on July 20, 1998. The index performance had been driven primarily by a select group of very large capitalization growth stocks. Prior to the market peaking, however, we were seeing weakness in broader sectors of the market,including capital goods stocks, and most small and mid-cap stocks. Market participants worried about the future business prospects of these companies given economic weakness in Japan and the rest of the Far East, a sluggish Europe, and the resultant impact on the emerging markets of Latin America. The combination of ongoing problems in Asia, including the conundrum of loan problems at Japanese banks and the sliding Japanese yen, and the collapse in early August of the Russian ruble, created a market environment in which fear became the more prevalent emotion. These events had a tremendous impact on highly leveraged hedge funds, which responded by trying to close positions - further exacerbating price moves. In all, the S&P declined close to 20% between the end of July and late August/early September. The market continued to vacillate at lower levels until the announcement of the collapse and necessary bailout of the Long-Term Capital Management hedge fund. Federal Reserve Chairman Allen Greenspan was so concerned with the leveraged size of this fund's positions and the potential impact on global capital markets, that the Fed moved aggressively to reduce interest rates. This included a surprise 25 basis point reduction in both the Fed Funds rate and Discount Rate between Fed meetings. The market reacted positively to these rate cuts and quickly made up lost ground. The S&P 500 reached a new high on December 18th, 1998 and has been on an upward track since.

During this past Fiscal Year, the portion of the AHA Diversified Equity Portfolio managed by Cambiar Investors, has witnessed two distinct performance periods. During the first part of the Fiscal Year, performance lagged since Cambiar Investors has a value orientation, which underperformed large-capitalization growth stocks leading into the market peak in July. In addition, with the focus on relative value, Cambiar portfolios had a tilt toward mid-cap stock investments where we found compelling values, but which also performed poorly going into the July peak. Traditionally, when markets falter, the value strategy has protected client capital well. Unusually, in the August-October market decline, the value investing strategy did not provide the usual support as market participants were afraid to be invested in any other than the past year's market darlings. The Cambiar's Portfolio clearly underperformed the benchmark in the first quarter of the Fiscal Year, followed by performance, which closely matched the market in the second quarter as the market rebound was more broadly-based.

--------------------------------------------------------------------------------
                                       84

The second half of the Fiscal Year has been a completely different story. The performance of the Cambiar's Portfolio improved dramatically as the value style regained favor and mid-cap companies that had been ignored showed signs of life. In addition, the continuing strength of the U.S. economy led market participants to believe that capital goods stocks still might have some opportunity and the performance of these stocks improved dramatically. Since December 31st, 1998 Cambiar has outperformed the S&P benchmark slightly with the strongest results generated in the fourth quarter.

Throughout the turbulence, Cambiar Investors continued with our time-tested investment management style, even through one of the most difficult periods we have witnessed. We continue to build portfolios company-by-company focusing on relative valuation and seeking catalysts that we believe are not presently recognized in the stock price, but will be in the not so distant future. We continue to believe that by concentrating on fewer stocks we know our companies better and therefore will hold between 30 to 40 stocks in the Portfolio. Cambiar does not focus on industry sector weightings when investing portfolios, believing that if a portfolio is geared to imitate the S&P 500 index in some fashion, eventually outperformance will not be possible. However, in our ongoing practice of continuing to follow closely every stock we buy from date of purchase through ultimate sale, we do observe performance trends. This past year presented a clear picture of industry winners and losers, more than any year since the mid-Eighties, when biotechnology stocks were hot. The best stocks in the Cambiar's Portfolio during Fiscal 1999 were clearly technology stocks. The Fund's position in Sun Microsystems tripled, the position in Novell doubled, and other positions that had technology and telecommunications activities (primarily related to the potential growth of data transfer and provisioning) performed well.

On the other hand, energy-related stocks, with the exception of YPF, which is being acquired by the Spanish oil company Repsol, had an extremely challenging year. Negative global economic trends coupled with an ill-timed OPEC (Organization of Petroleum Exporting Countries) production increase late in 1997 created an oil supply/demand imbalance. This caused petroleum prices as measured by West Texas Intermediate Crude prices to plunge from around $20/Bbl in November 1997 to near an $11/Bbl low reached in February of 1999. Needless to say, the impact on the energy stocks in the portfolio was brutal. One other stock that performed particularly poorly, Budget (the rental car company), suffered from two issues. Initially, the stock, which fell into the small/mid-cap camp, struggled when the large-cap growth stocks performed so powerfully. But the Company committed the other cardinal sin in today's marketplace and delivered a surprisingly poor financial result disappointing investors. There is absolutely no forgiveness for a company that does not fit the profile of a favored few for this kind of disappointment in today's world. Although we continue to use a long-term investment horizon, we have increasingly focused at Cambiar on making every effort to discern the prospects of a Company's meeting the investment community's forecasts prior to the actual earnings release. The severity of the market reaction, when expectations are not met or going-forward guidance is not quite what analysts wanted to hear, can significantly effect performance.

Although the market, as measured by the S&P 500, is trading at an all time high, we continue to find opportunity in stocks that have either been previously left behind or that were tainted in some fashion but are now demonstrating signs of recovery. For example, we recently invested in shares of MBIA, the municipal bond insurance company which late last year reported it was overexposed to a large problem credit which resulted in reduced earnings expectations. In addition, the Company was experiencing difficulties with some ancillary businesses which were not key to the main activity. Since then, the Company has brought a new CEO on board who is strengthening the underwriting practices of the Company, has shored up the balance sheet, and is exiting poorly performing businesses.

--------------------------------------------------------------------------------
                                       85

We got involved with the stock selling at greater than a 50% discount to the market multiple. We also recently purchased shares of Oracle Corporation, whose stock price was reflecting investment community concerns that as Year 2000(Y2K) spending slowed upon completion of many Y2K projects, Oracle's business would fall off a cliff. Oracle demonstrated business was fine in its most recent quarter and the stock has performed handsomely.

In other words, although Fiscal Year 1999 was difficult for Cambiar Investors and the portion of the AHA Diversified Fund managed by Cambiar, we believe our process still works. We are pleased with the broadening market trends as other investors begin to look at companies we believed were attractive all along. We believe that, given the protection offered by the valuation sensitivity we imbue, combined with market broadening, the AHA Diversified Equity Portfolio is once again in a position to achieve superior performance.

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                                       86

 COMPARISON OF CHANGE IN VALUE OF $100,000 INVESTMENT IN THE DIVERSIFIED EQUITY
                      PORTFOLIO AND THE S&P 500 STOCK INDEX
                          FOR THE YEARS ENDED JUNE 30,

AVERAGE ANNUAL TOTAL RETURN
1 YEAR               18.90%
SINCE INCEPTION      16.68%

[GRAPH]

        DIVERSIFIED EQUITY      S&P 500 STOCK INDEX
1988          100000                 100000
1989          114455                 117967
1990          123340                 137325
1991          127334                 147445
1992          146610                 167384
1993          167830                 190174
1994          174894                 192732
1995          210071                 242974
1996          265563                 306332
1997          353123                 412566
1998          438042                 537126
1999          520844                 659115


INCEPTION DATE FOR THE DIVERSIFIED EQUITY PORTFOLIO WAS OCTOBER 20, 1988.


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                                       87

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


--------------------------------------------------------------------------------
BALANCED PORTFOLIO
WESTERN ASSET MANAGEMENT COMPANY (MANAGES 30% OF THE PORTFOLIO)
During the fiscal year ended June 30, 1999, the total return, net of all fees and expenses, of the Balanced Portfolio was 13.10%, compared to 12.92% for a mix of 50% Lehman Brothers Aggregate Bond Index ("LB Aggregate Index") and 50% S&P 500 Stock Index. The gross return for the segment of the Portfolio, managed by WAMCO was 2.33%, compared to the LB Aggregate Index, which had a total return of 3.13% for the same period. The principal factors which affected performance during the fiscal year are discussed below. WAMCO manages the fixed income portion of the Balanced Portfolio.

Although the two funds have similar investment objectives, guidelines and strategies, the Balanced Fund underperformed the Full Maturity Fund with return of 2.33% for the period; the difference can be largely attributed to cash flows and the smaller size of the fund. Performance since inceptions remains substantially similar for both funds.

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                                       88

MANAGEMENT DISCUSSION OF FUND PERFORMANCE


--------------------------------------------------------------------------------
BALANCED PORTFOLIO
CAMBIAR INVESTORS, INC. (MANAGES 50% OF THE PORTFOLIO)
During the fiscal year ended June 30, 1999, the total return, net of all fees and expenses, of the Balanced Portfolio was 13.10%, compared to 12.92% for a mix of 50% Lehman Brothers Aggregate Bond Index ("LB Aggregate Index") and 50% S&P 500 Stock Index. The gross return for the segment of the Portfolio, managed by Cambiar Investors, Inc. ("Cambiar") was 16.74%, compared to the S&P 500 Stock Index, which had a total return of 22.71% for the same period. The principal factors which affected performance during the fiscal year are discussed below.

Fiscal Year 1999 was one of the most unique investment environments witnessed in the history of the stock market. The S&P 500 index, which is the benchmark index for the AHA Balanced Portfolio, reached an intermediate peak on July 20, 1998. The index performance had been driven primarily by a select group of very large capitalization growth stocks. Prior to the market peaking, however, we were seeing weakness in broader sectors of the market including capital goods stocks, and most small and mid-cap stocks. Market participants worried about the future business prospects of these companies given economic weakness in Japan and the rest of the Far East, a sluggish Europe, and the resultant impact on the emerging markets of Latin America. The combination of ongoing problems in Asia, including the conundrum of loan problems at Japanese banks and the sliding Japanese yen, and the collapse in early August of the Russian ruble, created a market environment in which fear became the more prevalent emotion. These events had a tremendous impact on highly leveraged hedge funds, which responded by trying to close positions - further exacerbating price moves. In all, the S&P declined close to 20% between the end of July and late August/early September. The market continued to vacillate at lower levels until the announcement of the collapse and necessary bailout of the Long-Term Capital Management hedge fund. Federal Reserve Chairman Allen Greenspan was so concerned with the leveraged size of this fund's positions and the potential impact on global capital markets that the Fed moved aggressively to reduce interest rates. This included a surprise 25 basis point reduction in both the Fed Funds rate and Discount Rate between Fed meetings. The market reacted positively to these rate cuts and quickly made up lost ground. The S&P 500 reached a new high on December 18th, 1998 and has been on an upward track since.

During this past Fiscal Year, the portion of the AHA Balanced Portfolio managed by Cambiar Investors has witnessed two distinct performance periods. During the first part of the Fiscal Year, performance lagged since Cambiar Investors has a value orientation, which underperformed large-capitalization growth stocks leading into the market peak in July. In addition, with the focus on relative value, Cambiar portfolios had a tilt toward mid-cap stock investments where we found compelling values but which also performed poorly going into the July peak. Traditionally, when markets falter, the value strategy has protected client capital well. Unusually, in the August-October market decline, the value investing strategy did not provide the usual support as market participants were afraid to be invested in any other than the past year's market darlings.

--------------------------------------------------------------------------------
                                       89

Cambiar's Portfolio clearly underperformed the benchmark in the first quarter of the Fiscal Year, followed by performance which closely matched the market in the second quarter as the market rebound was more broadly-based. The second half of the Fiscal Year has been a completely different story. The performance of the Cambiar's Portfolio improved dramatically as the value style regained favor and mid-cap companies that had been ignored showed signs of life. In addition, the continuing strength of the U.S. economy led market participants to believe that capital goods stocks still might have some opportunity and the performance of these stocks improved dramatically. Since December 31st, 1998 Cambiar has outperformed the S&P benchmark slightly with the strongest results generated in the fourth quarter.

Throughout the turbulence, Cambiar Investors continued with our time-tested investment management style - even through one of the most difficult periods we have witnessed. We continue to build portfolios company-by-company focusing on relative valuation and seeking catalysts that we believe are not presently recognized in the stock price, but will be in the not so distant future. We continue to believe that by concentrating on fewer stocks we know our companies better and therefore will hold between 30 to 40 stocks in the portfolio. Cambiar does not focus on industry sector weightings when investing portfolios, believing that if a portfolio is geared to imitate the S&P 500 index in some fashion, eventually outperformance will not be possible. However, in our ongoing practice of continuing to follow closely every stock we buy from date of purchase through ultimate sale, we do observe performance trends. This past year presented a clear picture of industry winners and losers, more than any year since the mid-Eighties when biotechnology stocks were hot. The best stocks in the Cambiar Portfolio during Fiscal 1999 were clearly technology stocks. The Fund's position in Sun Microsystems tripled, the position in Novell doubled and other positions that had technology and telecommunications activities (primarily related to the potential growth of data transfer and provisioning) performed well.

On the other hand, energy-related stocks, with the exception of YPF which is being acquired by the Spanish oil company Repsol, had an extremely challenging year. Negative global economic trends coupled with an ill-timed OPEC (Organization of Petroleum Exporting Countries) production increase late in 1997 created an oil supply/demand imbalance. This caused petroleum prices as measured by West Texas Intermediate Crude prices to plunge from around $20/Bbl in November 1997 to near an $11/Bbl low reached in February of 1999. Needless to say, the impact on the energy stocks in the portfolio was brutal. One other stock that performed particularly poorly, Budget (the rental car company), suffered from two issues. Initially, the stock, which fell into the small/mid-cap camp, struggled when the large-cap growth stocks performed so powerfully. But the Company committed the other cardinal sin in today's marketplace and delivered a surprisingly poor financial result disappointing investors. There is absolutely no forgiveness for a company that does not fit the profile of a favored few for this kind of disappointment in today's world. Although we continue to use a long-term investment horizon, we have increasingly focused at Cambiar on making every effort to discern the prospects of a Company's meeting the investment community's forecasts prior to the actual earnings release. The severity of the market reaction when expectations are not met or going-forward guidance is not quite what analysts wanted to hear can significantly effect performance.

--------------------------------------------------------------------------------
                                       90

Although the market as measured by the S&P 500 is trading at an all time high, we continue to find opportunity in stocks that have either been previously left behind or that were tainted in some fashion but are now demonstrating signs of recovery. For example, we recently invested in shares of MBIA, the municipal bond insurance company which late last year reported it was overexposed to a large problem credit which resulted in reduced earnings expectations. In addition, the Company was experiencing difficulties with some ancillary businesses which were not key to the main activity. Since then, the Company has brought a new CEO on board who is strengthening the underwriting practices of the Company, has shored up the balance sheet, and is exiting poorly performing businesses. We got involved with the stock selling at greater than a 50% discount to the market multiple. We also recently purchased shares of Oracle Corporation, whose stock price was reflecting investment community concerns that as Year 2000(Y2K) spending slowed upon completion of many Y2K projects, Oracle's business would fall off a cliff. Oracle demonstrated business was fine in its most recent quarter and the stock has performed handsomely.

In other words, although Fiscal Year 1999 was difficult for Cambiar Investors and the portion of the AHA Balanced Portfolio managed by Cambiar, we believe our process still works. We are pleased with the broadening market trends as other investors begin to look at companies we believed were attractive all along. We believe that, given the protection offered by the valuation sensitivity we imbue, combined with market broadening, the AHA Balanced Portfolio is once again in a position to achieve superior performance.

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF $100,000 INVESTMENT IN THE BALANCED PORTFOLIO,
          S&P 500 STOCK INDEX AND LEHMAN BROTHERS AGGREGATE BOND INDEX
                          FOR THE YEARS ENDED JUNE 30,


AVERAGE ANNUAL TOTAL RETURN
1 YEAR             13.10%
SINCE INCEPTION    12.60%

[GRAPH]

          BALANCED PORTFOLIO      S&P 500 STOCK INDEX   LB AGGREGATE INDEX
1988            100000                  100000              100000
1989            109964                  117967              110010
1990            115831                  137325              118641
1991            123503                  147445              131321
1992            140777                  167384              149778
1993            159110                  190174              167442
1994            159569                  192732              165249
1995            183449                  242974              185987
1996            218672                  306332              195313
1997            269465                  412566              211220
1998            314718                  537126              233458
1999            355958                  659115              240765

INCEPTION DATE FOR THE DIVERSIFIED EQUITY PORTFOLIO WAS OCTOBER 20, 1988.


--------------------------------------------------------------------------------
                                       92